Exhibit 10.7

FORM OF

SERVICES AGREEMENT

Between

SEARS HOLDINGS MANAGEMENT CORPORATION

And

SEARS HOMETOWN AND OUTLET STORES, INC.

            , 2012

i

6.05	Notices.	10
6.06	Survival.	11
6.07	Headings.	11
6.08	No Third Party Rights.	11
6.09	Counterparts.	11
6.10	Severability.	11
6.11	Entire Agreement.	12
6.12	Force Majeure.	12
6.13	Fair Construction.	12
6.14	No Agency.	12
6.15	Governing Law; Jurisdiction; Waiver of Jury Trial.	12
6.16	Services Operating Committee; Dispute Resolution; Mediation.	13
6.17	Definitions.	14
6.18	Interpretation and Construction.	17
6.19	Good Faith and Fair Dealing.	17

Appendices

Appendix 1.01	Schedule of Services
Appendix 1.10	Contact Persons

ii

SERVICES AGREEMENT

            , 2012

This Services Agreement (this “Agreement”) is between Sears Holdings Management Corporation, a Delaware corporation (“SHMC”), and Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHO”). SHMC and SHO each are sometimes referred to as a “Party” and together sometimes are referred to as the “Parties.” Section 6.17 of this Agreement, which begins on page 14, includes a glossary of defined terms used in this Agreement.

Terms and Conditions

For good and valuable consideration, the receipt of which SHMC and SHO acknowledge, SHMC and SHO agree as follows:

ARTICLE I.

SERVICES

1.01 Services to be Provided. During the Service Period SHMC will provide SHO the services described on Appendix 1.01 to the extent not prohibited by Applicable Law (together, the “Services”). “Service Period” means the period commencing on the Effective Date (the “Effective Date”) specified in the Separation Agreement dated             , 2012 between SHO and SHLD (the “Separation Agreement”) and continuing until the fifth anniversary of the Effective Date. All services that were provided prior to the Effective Date to the businesses operated by SHO after the Effective Date and that after the Effective Date constitute Services will be governed by this Agreement even if such services are not described on Appendix 1.01. If a Party identifies such a Service, it will notify the other Party’s Contact Person (as provided for in Section 1.10 below), and the Parties will work together to address such services and respective pricing in an Amendment to this Agreement.

1.02 Quantity and Nature of Service. Except as otherwise provided in Section 1.01 or this Section 1.02, there will be no material change in the scope or level of, or use by, SHO of Services during the Service Period (including changes requiring the hiring or training of additional employees by SHMC) without the mutual written agreement of the Parties and adjustments, if any, to the charges for such Services; provided, however, SHMC may make changes from time to time in the manner of performing Services, notwithstanding that specific third party contractors (at times referred to as “vendors”) may be listed on Appendix 1.01), if SHMC is making similar changes in performing or the performance of the same or substantially similar services for itself or its Affiliates. SHO will not resell any Services, provide the Services to any joint-venture or non-wholly owned subsidiary, or otherwise use the Services in any way other than in connection with the conduct of SHO’s internal business.

1.03 Transition Plan. At least semi-annually, and in the event of a Change in Control, at least quarterly, throughout the Service Period, SHO will provide SHMC with current information and reasonable assistance concerning SHO’s plans for transitioning the performance of all Services to SHO or its designees prior to the completion of the Service Period. SHMC will provide SHO with such information as is reasonably necessary to assist SHO with such transition.

1.04 Standard of Care. Except as otherwise set forth in this Agreement, SHMC does not assume any responsibility under this Agreement other than to render the Services in Good Faith, without willful misconduct or gross negligence. SHMC makes no other guarantee, representation, or warranty of any kind (whether express or implied) regarding any of the Services provided hereunder, and expressly disclaims all other guarantees, representations, and warranties of any nature whatsoever, whether statutory, oral, written, express or implied, including any warranties of merchantability or fitness for a particular purpose and any warranties arising from course of dealing or usage of trade. SHMC will only be obligated to provide Services in a manner consistent with past practice (including prioritization among projects for SHMC, SHMC Affiliates, and SHO).

1.05 Responsibility For Errors; Delays. SHMC’s sole responsibility to SHO for errors or omissions in Services caused by SHMC will be to furnish correct information, payment or adjustment in the Services, and if such errors or omissions are solely or primarily caused by SHMC, SHMC will furnish such corrections at no additional cost or expense to SHO if SHO promptly advises SHMC of such error or omission.

1.06 Good Faith Cooperation; Alternatives. SHMC and SHO will use Good Faith efforts to cooperate with each other in all matters relating to the provision and receipt of the Services, including acquisition of required third-party contractor consents (if any). If SHMC reasonably believes it is unable to provide any Service because of a failure to obtain third-party contractor consents or because of impracticability, SHMC will notify SHO promptly after SHMC becomes aware of such fact and the Parties will cooperate to determine the best alternative approach.

1.07 Use of Third Parties. SHMC may use any Affiliate or any unaffiliated third-party contractor to provide the Services to the extent the Affiliate or the unaffiliated third-party contractor provides comparable services to SHMC or, if not, if SHO gives its prior written consent (which consent SHO will not unreasonably withhold or delay).

1.08 Assets of SHO. During the Service Period, (i) SHMC and its Affiliates and third-party contractors may use, at no charge, all of the software and other assets, tangible and intangible, of SHO (together, the “Assets”) to the extent necessary to perform the Services, and (ii) SHO will consult with SHMC prior to upgrading or replacing any of the Assets that are necessary for SHMC to provide the Services.

1.09 Ownership of Data and Other Assets. Neither Party will acquire any right, title or interest in any Asset that is owned or licensed by the other and used to provide the Services. All data provided by or on behalf of a Party to the other Party for the purpose of providing the Services will remain the property of the providing Party. To the extent the provision of any Service involves intellectual property, including software or patented or copyrighted material, or material constituting trade secrets, neither Party will copy, modify, reverse engineer, decompile or in any way alter any of such material, or otherwise use such material in a manner inconsistent with the terms and provisions of this Agreement, without the express written consent of the other Party. All specifications, tapes, software, programs, services, manuals, materials, and documentation developed or provided by SHMC and utilized in performing this Agreement, will be and remain the property of Service Provider and may not be sold, transferred, disseminated, or conveyed by SHO to any other entity or used other than in performance of this Agreement without the express written permission of SHMC.

1.10 Contact Person. Each Party will appoint a contact person (each, a “Contact Person”) to facilitate communications and performance under this Agreement. The initial Contact Person of each Party is set forth on Appendix 1.10. Each Party will have the right at any time and from time to time to replace its Contact Person by written notice to the other Party.

ARTICLE II.

CHARGES AND PAYMENTS FOR SERVICES

2.01 Compensation.

(a) Fees. As consideration for the provision of Services, SHO will pay SHMC for the first three years commencing on the Effective Date, (“First Three Years”) the annual, quarterly, monthly, and hourly fees for the Services specified on Appendix 1.01 (the “Fees”), payable in equal installments in advance as provided on Appendix 1.01. Upon termination of an individual Service, SHO will pay a pro rata portion of the applicable Fee specified on Appendix 1.01, calculated based on the portion of the individual Service actually performed, or expense actually incurred, through the date SHMC performs the Service. Transition Fees, if any are specified on Appendix 1.01, will be paid with the last monthly installment payment of the Fees under the Agreement. If a Fee constitutes a “Charge” (as that term is defined in the Merchandising Agreement dated             , 2012 between (1) SHO, and others, and (2) Sears, Roebuck and Co. and others (the “Merchandising Agreement”)), SHO will have no obligation to pay the Fee in accordance with this Agreement to the extent SHO is paying it as a Charge in accordance with the terms and conditions of the Merchandising Agreement. If the Fees include charges for Services performed by a third party contractor and the third party contractor fees increase during the First Three Years, then SHMC may pass through the increased charges as an increase in the Fees. The Parties will negotiate in Good Faith the Fees for the fourth and fifth years of the Term, which revised fees will be reflected in one or more amendments to this Agreement.

(b) Expenses. In addition to the Fees, SHO will reimburse SHMC for (i) COBRA expenses advanced by SHMC with respect to SHO’s and its Affiliates’ employees who incur a qualifying event (as defined under COBRA) prior to the Effective Date, (ii) COBRA expenses advanced by SHMC with respect to SHO’s and its subsidiaries’ employees who incur a qualifying event (as defined under COBRA) on or after the Effective Date until such COBRA liability is transferred to a SHO-sponsored group health plan on or after             , 20    , and (iii) all other reasonable out-of-pocket expenses actually incurred in its performance of the Services, that are not included in the Fees (“Expenses”). To the extent reasonably practicable, SHMC will provide SHO with notice of such Expenses prior to incurring them. (COBRA expenses and Expenses are together referred to as “Expenses”). If directed by SHMC, SHO will pay directly any or all third-party contractors providing Services to or for the benefit of SHO.

2.02 Payments. SHO will pay Fees in accordance with Section 2.01(a). SHO will pay all Expenses and Transaction Taxes within thirty (30) days of SHMC’s valid invoice to SHO. Unless otherwise mutually agreed in writing, all amounts payable under this Agreement will be payable by electronic transfer of immediately available funds to a bank account designated by SHMC from time to time. All amounts remaining unpaid for more than fifteen (15) days after their respective due date(s) will accrue interest at a rate of the lesser of one and one-half percent (1.5%) per month or the highest rate allowed by law, until paid.

2.03 Taxes. Fees do not include applicable taxes. SHO will be responsible for the payment of all taxes payable in connection with the Services including sales, use, excise, value-added, business, service, goods and services, consumption, withholding, and other similar taxes or duties, including taxes incurred on transactions between and among SHMC, its Affiliates, and third-party contractors, along with any related interest and penalties (“Transaction Taxes”). SHO will reimburse SHMC for any deficiency relating to Transaction Taxes that are SHO’s responsibility under this Agreement. Notwithstanding anything in this Section 2.03 to the contrary, each Party will be responsible for its own income and franchise taxes, employment taxes, and property taxes. The Parties will cooperate in Good Faith to minimize Transaction Taxes to the extent legally permissible. Each Party will provide to the other Party any resale exemption, multiple points of use certificates, treaty certification and other exemption information reasonably requested by the other Party.

ARTICLE III.

TERMINATION

3.01 Termination of an Individual Service for Convenience by SHO. Subject to the next sentence, SHO, upon sixty (60)-day’s prior written notice to SHMC, may terminate for SHO’s convenience any individual Service at the end of a SHO fiscal month. SHO may not terminate an individual Service if the termination would adversely affect SHMC’s ability to perform another Service.

3.02 Termination of the Agreement.

(a) Subject to the next sentence, SHO or SHMC may terminate this Agreement in the event of a material breach of this Agreement by the other Party if the breach is curable by the breaching Party and the breaching Party fails to cure the breach within 30 days following its receipt of written notice of the breach from the non-breaching Party. If the breach is not curable by the breaching Party, the non-breaching Party may immediately terminate this Agreement following the non-breaching Party’s delivery of notice to the breaching Party.

(b) SHO or SHMC may terminate this Agreement (whichever party is entitled to terminate, the “Terminating Party”) effective immediately upon 30-days’ advance written notice to the other party if (a) the Terminating Party or any of its Affiliates terminates the Separation Agreement dated as of             , 2012 between SHO and SHLD (the “Separation Agreement”) as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the Separation Agreement, (b) the Terminating Party or any of its Affiliates terminates any of the License Agreements in accordance with its terms as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the License Agreement, or (c) the Terminating Party or any of its Affiliates terminates the Merchandising Agreement in accordance with its terms as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the Merchandising Agreement. “License Agreements” means the following, each dated as of the Effective Date: the Store License Agreement between Sears Authorized Hometown Stores, L.L.C. and Sears, Roebuck and Co. (“SRC”); the Store License Agreement between Sears Home Appliance Showrooms, LLC and SRC; the Store License Agreement between Sears Outlet Stores, L.L.C. and SRC; and the Trademark License Agreement between SHO and SRC.

(c) SHMC may terminate this Agreement if a Change in Control occurs.

3.03 Obligations on Termination. Upon termination of this Agreement (a) each Party will promptly return or destroy all Confidential Information received from the other Party in connection with this Agreement without retaining a copy thereof, other than one copy for record keeping purposes, (b) SHO will return to SHMC, as soon as reasonably practicable, all equipment or other property of SHMC, whether owned, leased, or licensed, and (c) SHO will pay all outstanding Fees for Services rendered and Expenses incurred through the date this Agreement is terminated in accordance with its terms and for all Transition Fees.

3.04 Termination of an Individual Service by SHMC.

(a) If an Affiliate of SHMC that provides a Service is unwilling or unable to provide the Service, (ii) the Affiliate of SHMC does not provide a similar service to SHMC or its other Affiliates on terms that are comparable to the terms of this Agreement, and (iii) SHMC is unable to retain a replacement service provider to provide the Service on terms that are comparable to the terms of this Agreement, SHMC, upon providing ninety (90)-days’ prior written notice to SHO, may terminate the Service, but the termination of the Service will have no effect upon the provision of the other Services to SHO. If an unaffiliated third-party contractor of SHMC or an Affiliate that provides a Service is unwilling or unable to allow SHO to use the Service under the existing (or comparable) terms, and SHMC is unable to retain a replacement service provider to provide the Service on terms that are comparable to the terms of this Agreement, SHMC, upon providing ninety (90)-days’ prior written notice to SHO, may terminate the Service, but the termination will have no effect upon the provision of the other Services to SHO. If SHMC is unable to give SHO ninety (90)-days’ prior written notice to SHO due to such third-party contractor’s refusal to allow SHO to use the Service for ninety (90) days, then SHMC will provide as much notice as possible.

(b) If the Parties fail to agree upon and execute an amendment regarding a Fee for one or more individual Services for the fourth or fifth year of the Term, SHMC may terminate the individual Service or Services upon sixty (60)-days’ prior written notice to SHO.

ARTICLE IV.

CONFIDENTIALITY

4.01 Confidentiality.

(a) Confidential Information” means all non-public information received by a Party, its Affiliates, and their respective Representatives (together, the “Receiving Party”)

relating to the other Party, its Affiliates, and their respective Representatives (together, the “Disclosing Party”), in connection with this Agreement, including information concerning pricing, service history, customer information and lists (except to the extent that these may be shared under privacy laws and regulations), employee information, sourcing and third party contractor information, costs, product specifications and methods of operations, business plans, strategies, financial information, information technology information, and other proprietary information, regardless of the manner or medium in which it is furnished to or otherwise obtained by the Receiving Party; provided, that the term “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party in violation of this Agreement, (ii) is or was available to the Receiving Party on a non-confidential basis prior to its disclosure to the Receiving Party by the Disclosing Party, provided that such information did not become available to the Receiving Party, from a Person who, to the Receiving Party’s knowledge and at the time of receipt by the Receiving Party of the relevant information, is bound by a confidentiality agreement with respect to such information with (or other confidentiality obligation to) the Disclosing Party or another Person or (iii) was or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that such source is or was (at the time of receipt of the relevant information) not, to the Receiving Party’s knowledge, bound by a confidentiality agreement with respect to such information with (or other confidentiality obligation to) the Disclosing Party or another Person.

(b) The receiving Party will not disclose, and will cause its Affiliates and Representatives not to disclose, any Confidential Information of the Disclosing Party to any Person; provided, however, that each Party will be responsible in any event for the acts or omissions of its Affiliates and Representatives to whom it discloses the Disclosing Party’s Confidential Information; and provided, further, that Confidential Information may be disclosed only:

(i) to the receiving Party’s Affiliates and Representatives in the normal course of performance of Receiving Party’s obligations under this Agreement;

(ii) by the Receiving Party to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Party is subject), with prior notice, if legally permitted, to the Disclosing Party;

(iii) by the Receiving Party, if such Person determines in Good Faith that such disclosure is required in order to comply with such Person’s obligations under the federal or state securities laws, rules or regulations, the rules of the NASD or the Nasdaq Stock Market or any other similar body), with prior notice, if legally permitted, to the Disclosing Party; or

(iv) with the prior written consent of the Disclosing Party.

(c) Nothing contained herein will prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the other Party.

(d) Each Party acknowledges that if it breaches this Agreement, the other Party may be irreparably and immediately harmed and may not be made whole by monetary damages. Accordingly, the Disclosing Party, in addition to any other remedy to which it may be entitled in law or equity, is entitled to pursue any injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, without the need for proof of actual damages.

4.02 Third-Party Contractor Confidentiality Terms. If SHMC’s agreement with an unaffiliated third-party contractor performing Services (“TP Agreement”) includes confidentiality terms that are less restrictive than this Article IV (i.e., the TP Agreement permits broader sharing or disclosure of confidential information than permitted in this Article IV), then, notwithstanding anything in this Article IV to the contrary, the less-restrictive confidentiality terms of the TP Agreement will (i) control over this Article IV and (ii) govern SHMC’s rights and obligations in this Article IV regarding the sharing of SHO Confidential Information with the unaffiliated third-party contractor, but in each circumstance only to the extent necessary to permit the unaffiliated third-party contractor to perform the Services.

ARTICLE V.

INDEMNIFICATION; LIMITATION OF LIABILITY

5.01 Indemnification by SHO. SHO will defend, indemnify, and hold harmless SHMC and its Affiliates and their respective Representatives from and against any and all costs, liabilities, losses, penalties, expenses and damages (including reasonable attorneys’ fees) of every kind and nature arising from third-party claims, demands, litigation, and suits related to or arising out of this Agreement (together “SHO Claims”), except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a breach of any provision of this Agreement by SHMC; or (ii) any negligent act or omission, or willful misconduct of SHMC, its Affiliates, or their respective Representatives in performance of this Agreement.

5.02 Indemnification by SHMC. SHMC will defend, indemnify, and hold harmless SHO and its Affiliates, and their respective Representatives, from and against any and all costs, liabilities, losses, penalties, expenses and damages (including reasonable attorneys’ fees) of every kind and nature arising from third-party claims, demands, litigation, and suits, that: (i) relate to bodily injury or death of any person or damage to real and/or tangible personal property directly caused by the negligence or willful misconduct of SHMC or its Affiliates during the performance of the Services, or (ii) relate to the infringement of any copyright or trade secret by an Asset owned by SHMC or its Affiliates and used by SHMC in the performance of the Services (together, “SHMC Claims”). Notwithstanding the obligations set forth above in this Section 5.02, SHMC will not defend or indemnify SHO, its Affiliates, or their respective Representatives to the extent that such SHMC Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (a) a breach of any provision of this Agreement by SHO; (b) any negligent act or omission, or willful misconduct of SHO, its Affiliates, or their respective Representatives in performance of this Agreement; or (c) with respect to infringement claims: (I) SHO’s use of the Asset in combination with any product or information not provided by SHMC; (II) SHO’s distribution, marketing or use for the benefit of third parties of the Asset; (III) SHO’s use of the Asset other than as contemplated by this Agreement; or (IV) information, direction, specification or materials provided by or on behalf of SHO. SHO Claims and SHMC Claims are each individually referred to as a “Claim.”

5.03 Procedure. In the event of a Claim, the indemnified Party will give the indemnifying Party prompt notice in writing of the Claim; but the failure to provide such notice will not release the indemnifying Party from any of its obligations under this Article except to the extent the indemnifying Party is materially prejudiced by such failure. Upon receipt of such notice the indemnifying Party will assume and will be entitled to control the defense of the Claim at its expense and through counsel of its choice, and will give notice of its intention to do so to the indemnified Party within 20 business days of the receipt of such notice from the indemnified Party. The indemnifying Party will not, without the prior written consent of the indemnified Party, (i) settle or compromise any Claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified Party of a written release from all liability in respect of the Claim or (ii) settle or compromise any Claim in any manner that may adversely affect the Indemnified Party other than as a result of money damages or other monetary payments that are indemnified hereunder. The indemnified Party will have the right at its own cost and expense to employ separate counsel and participate in the defense of any Claim.

5.04 Limitation of Liability. Except for (i) each Party’s indemnity and defense obligations as set forth in Sections 5.01, 5.02, and 5.03 and other liabilities to unaffiliated third parties, (ii) a party’s breach of its confidentiality obligations, and (iii) breach of Section 1.09, in no event will either Party be liable for any consequential, incidental, indirect, special, or punitive damages, losses or expenses (including business interruption, lost business, lost profits, or lost savings) even if it has been advised of their possible existence. The sole liability of SHMC and its Affiliates for any and all claims in any manner related to this Agreement will be the payment of direct damages, not to exceed (for all claims in the aggregate) the Fees received by SHMC under this Agreement. Notwithstanding anything in this Agreement to the contrary, SHMC will not be liable for damages caused by SHMC’s third-party contractors; however, to the extent permitted in a TP Agreement, SHMC will pass through to SHO applicable rights and remedies under the respective TP Agreement.

ARTICLE VI.

MISCELLANEOUS

6.01 Expenses. Except as otherwise provided herein in connection with the provision of the Services, each Party will bear its own expenses with respect to the transactions contemplated by this Agreement.

6.02 Waiver of Compliance. Any failure of a Party to comply with any obligation, covenant, agreement or condition in this Agreement may be waived in writing by the other Party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.03 Amendment. Subject to the next sentence, this Agreement may not be amended except by a written amendment signed by each Party.

6.04 Assignment. SHO may not assign its rights or obligations under this Agreement without the prior written consent of SHMC, to be withheld in SHMC’s absolute discretion. A Change in Control will constitute an assignment of this Agreement by SHO for which assignment SHMC’s prior written consent will be required. SHMC may freely assign its rights and obligations under this Agreement to any of its Affiliates without the prior consent of SHO; provided, that any such assignment will not relieve SHMC of its obligations hereunder. This Agreement will be binding on, and will inure to the benefit of, the successors and assigns of the Parties.

6.05 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement must be in writing and will be deemed to have been duly given (i) when delivered by hand, (ii) three business days after it is mailed, certified or registered mail, return receipt requested, with postage prepaid, (iii) on the same business day when sent by facsimile if the transmission is completed before 5:00 p.m. recipient’s time, or one business day after the facsimile is sent, if the transmission is completed on or after 5:00 p.m. recipient’s time or (iv) one business day after it is sent by Express Mail, Federal Express or other courier service, as follows:

(a)	if to SHMC:

Sears Holdings Management Corporation

3333 Beverly Road

Hoffman Estates, Illinois 60179

Attention:

Telephone:	(847) 286-
Facsimile:	(847) 286-

with a copy (which will not constitute notice) to:

Sears Holdings Management Corporation

3333 Beverly Road, B6-210B

Hoffman Estates, Illinois 60179

Attention: General Counsel

Telephone: (847) 286-5933

Facsimile: (847) 286-2471

(b)	if to SHO:

Sears Hometown and Outlet Stores, Inc.

3333 Beverly Road

Hoffman Estates, Illinois 60179

Attention:

Telephone:	(847) 286-
Facsimile:	(847) 286-

or such other address as the person to whom notice is to be given has furnished in writing to the other Parties. A notice of change in address will not be deemed to have been given until received by the addressee.

6.06 Survival. The provisions of Articles II (Charges and Payments for Services), III (Termination), IV (Confidentiality), V (Indemnification; Limitation of Liability), and VI (Miscellaneous) will survive any termination or expiration of this Agreement.

6.07 Headings. The article and section headings contained in this Agreement are inserted for reference purposes only and will not affect the meaning or interpretation of this Agreement.

6.08 No Third Party Rights. Except for the indemnification rights under this Agreement of any SHMC or SHO indemnitee in their respective capacities as such, this Agreement is intended to be solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties.

6.09 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument.

6.10 Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, invalid, void or unenforceable, such provision will (to the extent permitted under applicable law) be construed by modifying or limiting it so as to be legal, valid and enforceable to the maximum extent compatible with, and possibly under, applicable law, and all other provisions of this Agreement will not be affected and will remain in full force and effect.

6.11 Entire Agreement. This Agreement (including the Schedules hereto) constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.12 Force Majeure. Neither Party will be responsible to the other for any delay in or failure of performance of its obligations under this Agreement, or under any order placed pursuant to this Agreement, to the extent such delay or failure is attributable to any act of God, act of terrorism, fire, accident, war, embargo or other governmental act, or riot; provided, however, that the Party affected thereby gives the other Party prompt written notice of the occurrence of any event which is likely to cause any delay or failure setting forth its best estimate of the length of any delay and any possibility that it will be unable to resume performance; provided, further, that said affected Party will use its commercially reasonable efforts to expeditiously overcome the effects of that event and resume performance.

6.13 Fair Construction. This Agreement will be deemed to be the joint work product of the Parties without regard to the identity of the draftsperson, and any rule of construction that a document will be interpreted or construed against the drafting Party will not be applicable.

6.14 No Agency. Nothing in this Agreement creates a relationship of agency, partnership, or employer/employee between SHMC and SHO and it is the intent and desire of the Parties that the relationship be and be construed as that of independent contracting parties and not as agents, partners, joint venturers or a relationship of employer/employee.

6.15 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY CHOICE OR CONFLICTS OF LAW PROVISION THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b) Each of the Parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Illinois state court or Federal court of the United States of America, in either case sitting in Cook County, Illinois, and any appellate court to any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the extent permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any such Illinois state or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Illinois state or Federal court. A final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 6.05. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by law.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (ii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iii) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.15.

6.16 Services Operating Committee; Dispute Resolution; Mediation.

(a) Services Operating Committee. SHO and SHMC will form a committee (the “Services Operating Committee”) that will address all day-to-day operational, financial, and other issues that may arise with respect to the Agreement, including its interpretation, the Parties intent reflected in this Agreement, and the policies and practices between Seller and its Affiliates and the businesses comprising Buyer’s businesses in effect immediately prior to the Effective Date, and all Disputes. The Services Operating Committee will discuss all of these issues and will attempt to resolve informally all Disputes in accordance with Section 6.16(b)(ii). The Services Operating Committee will consist of three employees of each Party that the Party designates. The initial members are listed on Appendix 1.10. Each Party may replace one or more of its members at any time upon notice to the other Party. Each Party will promptly fill all of its Service Operating Committee vacancies as they arise by notice to the other Party. Unless the members of the Services Operating Committee unanimously agree otherwise, the Services Operating Committee will meet at least once every calendar month during the Term on the dates determined by the members of the Services Operating Committee. If the members of the Services Operating Agreement cannot agree on a date or a time for a particular monthly meeting the meeting will occur at 1:00 p.m. Central Time on the second Thursday of the month at the offices of SHLD, 3333 Beverly Road, Hoffman Estates, IL 60179 B6-D. At all times one of the members of the Services Operating Committee will serve as the Services Operating Committee’s Chairperson. The initial Chairperson is listed on Appendix 1.10 and the other Services Operating Committee members each will serve thereafter as Chairperson, on a monthly basis, rotating between SHMC’s designees and SHO’s designees. The Chairperson (i) will request that

Services Operating Committee members provide meeting agenda items and (ii) will distribute to members, at least two business days in advance of each Services Operating Committee meeting, an agenda for the meeting.

(b) Dispute Resolution by the Services Operating Committee.

(i) If a Dispute arises, neither Party may take any formal legal action (such as seeking to terminate this Agreement, seeking mediation in accordance with Section 6.16(c), or instituting or seeking any judicial or other legal action, relief, or remedy with respect to or arising out of this Agreement) unless the Party has first (i) delivered a notice of dispute (the “Dispute Notice”) to all of the members of the Services Operating Committee and (ii) complied with the terms of this Section 6.16. At the first monthly meeting of the Services Operating Committee following the delivery of the Dispute Notice (the “Dispute Meeting”) the Operating Committee will attempt to resolve all of the Disputes that are the subject the Dispute Notice. Each Party will cause its members on the Services Operating Committee to negotiate in Good Faith to resolve all Disputes in a timely manner. If by the 30th day following the Dispute Meeting the Services Operating Committee has not resolved all of the Disputes the Parties will proceed to mediate the unresolved Disputes (“Unresolved Disputes”) in accordance with Section 6.16(c).

(ii) Subject to the next sentence, “Dispute” means each claim, controversy, dispute, and disagreement between, on the one hand, SHO or any of its Affiliates, or any of their respective shareholders, officers, directors, agents, employees, legal representatives (including attorneys in their representative capacity), successors and assigns and, on the other hand, SHMC or any of its Affiliates, employees, legal representatives (including attorneys in their representative capacity), successors and assigns, in each case arising out of or relating to a Party’s performance, or failure to perform, one or more of its obligations in this Agreement. Disputes do not include disagreements with respect to compliance with Article IV or payment obligations with respect to amounts due in accordance with the terms and conditions of this Agreement that are not reasonably in dispute.

(c) Mediation of Unresolved Disputes. SHMC and SHO will attempt to resolve all Unresolved Disputes by non-binding mediation. SHMC and SHO will negotiate in Good Faith to determine the mediator, the mediator’s compensation and related costs, and the applicable rules for the mediation. If by the 60th day following the Dispute Meeting Seller and Buyer have been unable to settle an Unresolved Dispute the obligations of SHMC and SHO in this Section 6.16 will terminate with respect to the Unresolved Dispute.

6.17 Definitions.   The following defined terms include the singular and the plural form of the terms.

(a) “Affiliates” means (solely for purposes of this Agreement and for no other purpose) (i) with respect to Buyer, its subsidiaries, and (ii) with respect to SHMC, SHLD and the subsidiaries of SHLD.

(b) “Applicable Law” means all applicable laws, ordinances, regulations, rules, and court and administrative orders and decrees of all national, regional, state, local and other governmental units that have jurisdiction in the given circumstances.

(c) “Change in Control” means the occurrence of any transaction or event, whether voluntary or involuntary, that results in a Competitor becoming, or as a consequence of which a Competitor becomes, directly or indirectly, at any time after the date of this Agreement and by whatever means, the beneficial owner of more than 50% of the total voting power of outstanding securities entitled to vote in, or carrying the right to direct the voting with respect to, directly or indirectly and by whatever means the election of the board of directors of SHO or any of its subsidiaries. “Competitor” means, solely for purposes of this Agreement and for no other purpose, Amazon.com, Inc., Best Buy Co., Inc., hhgregg, Inc., The Home Depot, Inc., Lowe’s Companies, Inc., Target Corporation, Tractor Supply Co., Wal-Mart Stores, Inc., each other retailer that competes in any material respect with Seller’s major home appliance business or Seller’s power lawn and garden business, and the Competitor Affiliates of each of them. “Competitor Affiliates” means each individual or entity that directly or indirectly, and by whatever means, controls, is under common control with, or is controlled by, a Competitor.

(d) “COBRA” means Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(e) “Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other legislative, judicial, regulatory, administrative or governmental authority.

(f) “Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability company, any other entity and any Governmental Authority.

(g) “Representatives” means employees, partners, members, directors, officers, counsel, investment advisors, third-party contractors, and other representatives.

(h) “SHLD” means Sears Holdings Corporation.

Additional Defined Terms: Term	Section Where Defined
“Assets”	1.08

Additional Defined Terms: Term	Section Where Defined
“Change in Control”	6.17(c)
“Claim”	5.02
“Confidential Information”	4.01(a)
“Contact Person”	1.10
“Disclosing Party”	4.01(a)
“Disputes”	6.16(b)(ii)
“Dispute Notice”	6.16(b)(i)
“Effective Date”	1.01
“Expenses”	2.01(b)
“Fees”	2.01(a)
“First Three Years”	2.01(a)
“Good Faith”	6.19
“Initial Chairperson”	6.16(a)
“Merchandising Agreement”	2.01(a)
“Party”	Introductory paragraph
“Receiving Party”	4.01(a)
“Separation Agreement”	1.01
“Service Period”	1.01
“Services”	1.01
“Services Operating Committee”	6.16(a)
“SHMC”	Introductory paragraph
“SHO Claims”	5.01
“SHO”	Introductory paragraph
“Transition Fees”	2.01(a)
“TP Agreement”	4.02
“Transaction Taxes”	2.03
“Unresolved Disputes”	6.16(b)(i)

6.18 Interpretation and Construction. In this Agreement (i) “include,” “includes,” and “including” are inclusive and mean, respectively, “include without limitation,” “includes without limitation,” and “including without limitation,” (ii) “or” is disjunctive but not necessarily exclusive, (iii) “will” expresses an imperative, an obligation, or a requirement, (iv) numbered “section” and “article” references refer to sections and articles, respectively, of this Agreement unless otherwise specified, (v) unless otherwise indicated all references to a number of days will mean calendar days unless otherwise specified and all references to months or years will mean calendar months or years, and (vi) $ or Dollars will mean U.S. Dollars.

6.19 Good Faith and Fair Dealing.   SHMC and SHO each will exercise Good Faith in the performance of its obligations in this Agreement. “Good Faith” means honesty in fact and the observance of reasonable commercial standards of fair dealing in accordance with Applicable Law.

[signature page follows]

SEARS HOLDINGS MANAGEMENT CORPORATION

By:

Name:

Title:

and

SEARS HOMETOWN AND OUTLET STORES, INC.

By:

Name:

Title:

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
HUMAN RESOURCES

Payroll Administration:

•        Manage the associate time and attendance system and process.

•        Manage the creation and reporting of payroll payment processing regardless of method – electronic, paper, paycard, etc. This includes exempt and non-exempt associate population.

•        Administer garnishment process.

•        Calculate associate commission income and administer the reporting for commission payments.

•        Manage payroll taxes and related deductions.

•        Manage the processing and distribution of W-2 statements, both for 1/1/12 through 8/31/12 and for 9/1/12 through 12/31/12.

$52,400 per month

Benefits administration:

•        Support management in maintaining relationships with insurance benefits providers (healthcare, dental, life, STD/LTD).

•        Manage 2013 associate benefit enrollment and open enrollment for new hires and incumbents

•        Administer pension plan, 401K plan, retirement savings plan, WorkLife solutions.

•        Manage voluntary benefits programs and maintain company programs for service anniversaries and associate purchase discount cards.

•        Maintain administrative processes for associate communications and HR Policy development.

$4,200 per month

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Talent Acquisition:

•        Manage recruiting for salaried and hourly associates.

•        Utilize applicant tracking system to mine, recruit and hire exempt and non exempt associates.

•        Recruit via college/campuses, military programs, community engagement.

•        Administer job postings and search management activities.

•        Conduct market searches and utilize data to source and recruit talents.

•        Administer referral programs.

•        Perform assessment, background check, drug screening and I9 verification for exempt and non exempt candidates.

•        Conduct on-boarding activities (orientation, training, relocation management, etc.) for newly-hired associates.

•        Administer the transfer of Sears, Roebuck and Co. associates and Sears Holdings Management Corp. associates to appropriate SHO entity, including issuing offer letters, transferring payroll, tax records, and benefits records and collecting employee acknowledgements of SHO’s Code of Conduct, Handbook, and Policy.

$26,000 per month

Talent Management:

•        Maintain business processes for management to conduct performance reviews bi-annually for exempt and non exempt associates

•        Transfer data of SHO associates who were on a PIP prior to Separation.

•        Provide management with various tools to manage and assess associates and assist them in developing succession plans.

•        Manage the reporting and analytics of talent development data for all corporate and field associates.

•        Manage labor relations, fair employment and other employment compliance issues.

$3,700 per month

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Compensation:

•        Assist management in developing strategy, execution and compliance of executive, salary and hourly compensation programs.

•        Administer corporate incentive (LTIP, AIP, etc.) and field commission programs.

•        Transition SHC stock and cash rights (vested and unvested) of eligible associates to SHO, as authorized by appropriate corporate action and SHC legal direction.

•        Track eligibility, and payment of retention awards (issued pre-Separation).

•        Transfer Long-Term Incentive Program payments information to SHO (for Q2 2012 performance, payable in 2013) (SHC to bear cost for performance before Separation, SHO for performance after Separation). Provide information to track associates’ quarterly data under the LTIP plan to SHO.

•        Transfer new-hire sign-on bonus information to SHO, including retention requirements.

•        Transfer Executives Severance Agreements and associated data to SHO.

$3,000 per month

Talent Development and Learning:

•        Assist management in defining and implementing a strategy for talent development and learning.

•        Assist management in developing the learning curriculum and content for both salaried and hourly associates.

•        Offer instructor-led (at the Hoffman Estates Support Center) and eLearning training for associates.

•        Manage and conduct LEAD program, merchant academy, compliance course management and leadership development programs (BUILD, BA, TLP, BAP)

•        Maintain processes to track learning and compliance.

No Charge

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Associate Relations

•        Provide use of call center to receive associate inquiries.

•        Manage the reporting and support of associate change requests and other employment-related questions.

•        Assist management in managing employee relations cases.

•        Assist management in establishing an associate termination process including termination decision matrix and termination process (return of assets, exit interview, final pay, data security, etc.).

•        Assist management in establishing an expense reimbursement process within SHO.

$31,100 per month
	Diversity/Associate Networks: • Assist management in creating processes to welcome the efforts of associates to establish diversity and associate networks	Included in Talent Acquisition
	Analytics and Reporting: • Perform ad-hoc and cyclical reporting and Workforce Analytics (WFA) administration. • Conduct human capital analytics projects.	$2,900 per month

Compliance

•        Assist management in using various tactics to promote the adherence to associate relations policies and programs

•        Assist management in managing and negotiating collective bargaining contracts.

•        Assist management in developing programs for leave administration; fair employment and affirmative action support, as may be needed.

•        Offer counseling, training and support on all labor-related matters and employment practices compliance.

$2,100 per month

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	Support Center Benefits • SHC benefits provided to Support Center employees	$39,900
	Continuing Support Services (Post 1/1/13) [Preliminary Listing; subject to revision based on ADP Agreement and SHO Management decisions]

Benefits administration:

•        Support management in maintaining relationships with insurance benefits providers (healthcare, dental, life, STD/LTD).

•        Manage 2013 associate benefit enrollment and open enrollment for new hires and incumbents

•        Administer pension plan, 401K plan, retirement savings plan, WorkLife solutions.

		$4,200 per month

Compliance

•        Assist management in using various tactics to promote the adherence to associate relations policies and programs

•        Assist management in managing and negotiating collective bargaining contracts.

		$2,100 per month

Associate Relations

•        Provide use of call center to receive associate inquiries.

•        Manage the reporting and support of associate change requests and other employment-related questions.

•        Assist management in managing employee relations cases.

		$31,100 per month

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Compensation:

•        Assist management in developing strategy, execution and compliance of executive, salary and hourly compensation programs.

•        Administer corporate incentive (LTIP, AIP, etc.) and field commission programs.

$3,000 per month

FINANCE & ACCOUNTING
Finance and Accounting
General Ledger	Provide SHO access to the SHMC finance general ledger system to process all accounting related activities for SHO business. This includes, but is not limited to, the Peoplesoft system for recording all financial transactions along with all necessary systems that feed data into the general ledger such as NAI, Accounts Payable, Mechanized R&D, Point-of-Sale, Inventory Systems, Markdown Management Systems, SOLAR payroll processing, Waste Recon, and other external feeds.	Maintain PeopleSoft accounting system and Stock Ledger (SL) merchandise and margin systems: $12,000 per year
Accounting Services

Perform daily, weekly and monthly transaction processing of all entries and feeds into the general ledger system. Compile and load general ledger information for SHO into Essbase financial reporting databases, EIS and Financial Transaction Databases to be used for internal reporting and analysis by SHO. SHMC will inform SHO of any processing errors or data feed issues which would impact the financial results of SHO.

•        Accounts Payable – access to SHMC finance Accounts Payable system to process all invoices and purchase orders for SHO.

•        Fixed Asset Management – maintain all SHO fixed assets in the SHMC finance fixed asset system. Also provide necessary support to add new locations or assets into the system as new stores are opened or assets are procured by current locations.

	Cash Management • Cash settlement as currently handled by SHMC	$164,000 annually.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
• Cash clearing accounts • Daily investment • Cash forecasting • Cash flow

Physical Inventory/Shrink Process Reporting • Contract with RGIS or similarly qualified vendor for physical inventory process • Perform inventory shrink reconciliations and reporting

AP Processing and Accounting

Reporting

•        Prepare/distribute statements which summarize results and financial position

•        Data extraction (FTD) financial transaction data base and financial, management and external reporting

•        Maintain PeopleSoft accounting system and SL (stock ledger) merchandise and margin systems

•        Maintain Essbase reporting databases which warehouse financial information

•        Data extraction for general ledger (PS), Fixed Assets and Capital tracking.

•        Maintain general ledger and supporting record as necessary

Disbursements

•        Process accounts payable

•        Match merchandise receipt to invoice

•        Approve invoices

•        Cutting and receiving checks from vendors

•        Correspond with vendors

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Retain records

•        AP write-offs by vendor by department

•        Receivable collection related to AP accounts

•        Import reconciliation

•        Process other disbursements

•        Pay approved disbursements

•        Process travel and entertainment

•        Lease Payment System(LPS)

•        Data Extraction for Invoice Processing System (IPS), payment processing (NAP), mechanized R&D (NDJ), Purchase Order Writing System (POWS) and LPS

•        General Ledger

•        Process journal entries

•        Maintain integrity of balances

•        Monthly reconciliation of balance sheet accounts

•        Annual recording of book-to-physical inventory adjustments

•        Variance analysis of unit income statement balances and identify potential errors

•        Maintain fixed asset records

Reporting Services	Compile and produce Monthly, Quarterly, and Annual External financial statements for SHO including, but not limited to Income Statements, Balance Sheets, and Statement of Cash Flows. In addition, the Quarterly and Annual financial statements will include all notes, tables and supplemental information necessary for external audit and SEC filing requirements.	$150,000 per year.

Vendor Allowance Reporting

•        SHMC will process all SHO vendor allowance agreements and provide a monthly report of the vendor allowances that are paid to SHO and reporting to show non-shared vendor allowances as determined by the Service Level Agreements between SHO and SHMC. At the request of SHO, SHMC will conduct periodic audits of SHMC allowances collected to confirm that the Service Level Agreements are in compliance.

$25,000 per year.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Peoplesoft Projects Module

•        Provide SHO with access to SHMC finance Peoplesoft Projects Module to set up new capital and/or expense projects including all necessary feeds to create purchase orders, feeds to the SHMC finance A/P and feeds to the SHMC finance Fixed Asset System.

Tax

Tax Returns and Certain Other Filings:

Required Tax Services

1.       Federal income tax

a.       Prepare return and remit tax due

b.       Prepare estimated tax and extension filings and remit tax due

c.       Prepare LIFO tax calculations (if business adopts LIFO)

d.       Prepare supporting workpapers

e.       Prepare tax elections

f.        Foreign tax credit calculations

g.       If SHMC stops providing applicable HR services to SHO, SHO will be responsible for providing SHMC with data necessary to report any available employment-related tax credits (e.g., WOTC).either directly or through a third party

2.       State income tax

a.       Prepare returns and remit tax due

b.       Prepare estimated tax and extension filings and remit tax due

c.       Prepare supporting workpapers

d.       Prepare tax allocations for periods when part of SHLD unitary returns

3.       Financial Accounting

a.       Quarterly tax provision, effective tax rate calculations, tax accounting journal entry support

Required Tax Services

$239,800 per year

“As-Needed” Tax Services

$55/hour

Service Level Increases

If service levels increase due to change in business or change in legal requirements, cost to be adjusted to reflect increase in SHMC costs to provide Services (if any)

Out-of- Pocket Costs

Travel and other expenses and third party fees charged-through at cost

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

b.       Analysis of uncertain tax positions and quarterly tax reserve calculations and journal entry support (if necessary)

c.       Tax footnote disclosures for Form 10-K and Form 10-Qs

d.       Return-to-accrual calculations and necessary journal entry support

4.       Sales and use tax

a.       Prepare tax returns and remit taxes due

b.       Maintain tax tables in POS system (if continue to use Sears POS system)

5.       Property tax

a.       Personal property tax filings

b.       Real estate tax filings; landlord reimbursements

c.       Accrual estimates

d.       Monthly summary of tax bills paid along with recommended changes in current monthly estimate of tax liability per location

e.       Appeals and audit defense, where appropriate

6.       Business license filings; gross receipts tax filings and accrual estimates

7.       Annual report/franchise tax filings

8.       Foreign tax (Puerto Rico, Guam)

a.       Work with SHO outside tax advisors in preparing necessary tax returns, estimated tax filings and extension filings (e.g., income, property, gross receipts) and facilitating payment of tax

b.       Work with SHO outside tax advisors, when appropriate, to prepare supporting tax workpapers and accounting method changes and tax elections

c.       SHO will engage a third party tax advisor to prepare its Guam and Puerto Rico tax filings and estimated tax filings; to provide any necessary audit defense; and to provide any other foreign tax services that may be required.

“As-Needed” Tax Services

1.       Audit support (other than for property tax as provided above)

2.       Preparation of accounting method changes

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3.       $10,000 cash receipts reporting (when necessary; based on information provided by business)

4.       Federal excise tax return (if applicable)

5.       Maintain tax tables in POS system (if new POS system implemented)

6.       Transition tax functions from SHMC to SHO

Financial Reporting Systems
Audit

As requested by SHO and as agreed to with Internal Audit management, Field Audit services will be provided at a rate of $480/day which includes travel expenses.

IT general computing controls testing the IT Audit team to support SOX compliance.

$480/day No charge
Procurement

1.       Provide SHO with sourcing, negotiation, contracts handling, supplier management and advisory services for procurement (of appropriate dollar value) for capital and expense equipment, materials, supplies and services, as requested by SHO. Procurement Services include competitive sourcing and bidding processes and tools to assist SHO in obtaining the best total cost. Additional Services requested will be scoped, costed and passed to SHO at additional cost when identified and agreed to in writing by the Parties.

2.       Purchase Order handling and processing of requests entered by SHO or SHMC within the Peoplesoft system, Purchase Order Writing System, Enterprise Contract Management and/or when available Ariba system. Included is the Schwarz Supplies order entry and IMA tool for consumables supplies ordering for the term of its deployment and use of the DocuSign system to electronically execute agreements. (In the event that rights must be secured, they will be scoped, determined and shared with SHO for approval to acquire and pass all costs involved). DocuSign use by SHO is limited to the number of envelopes remaining after the Effective Date from

$296,000 per year plus all third party contractor costs, some of which are set forth in this section below.

Hourly rate for special projects and additional procurement Services not set forth in this Agreement: $62.00 per hour

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

the 1500 envelopes purchased by the Sears Hometown Stores business prior to the Effective Date. SHMC will also perform resolution assistance with suppliers related to purchases or payables matters, when requested. If SHMC must perform additional Services to re-configure or revise SHMC (owned or licensed) systems SHO will be charged at cost for any and all Services required to make these accommodations (including IT efforts).

3.       Use of SHMC agreements (if permitted in the respective agreements) for (non-merchandise) goods and services. If rights from third party contractors need to be secured, they will be scoped, evaluated, costed and passed to SHO for approval. Any costs associated with acquiring rights will be passed to SHO at cost. Travel Services – provide access to the Concur travel system and American Express travel services along with all preferred pricing for airfare, hotels and car rentals that may be made available to SHO employees. Use of FBU Procurement credit cards and Travel credit cards to be made available to all current SHO employees (if provider banks agree and such use is not in conflict with governance and policy). New employees to SHO can be added to the travel card program with the prior written approval of SHO. SHMC will provide quarterly reporting of travel expenses from Concur.

4.       Associate Lease Vehicle program – Vehicle leasing through SHMC’s lease company provider, lease vehicle maintenance programs and fuel buy programs (if not in conflict with governance and policy) for all SHO employees in the program as of the Effective Date. SHO may allow additional SHO employees to participate in the program, upon SHMC receipt of SHO approval of the respective employees. Any additional effort involved and changes to administration or processing required by SHO may trigger additional cost effort which will be identified, agreed and passed to SHO at cost.

5.       Temporary labor Services handling and processing.

Travel Services:

Third party contractor cost for each transaction (i.e. time and expense report processed), which as of the Effective Date is $2.35 per transaction.

Travel Services (American Express), which as of the Effective Date is $62,500 per year;

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

6. Other Assistance – Such other procurement Services as is requested and defined by SHO, which will be scoped, costed and agreed upon by the Parties prior to proceeding.

Risk Management & Insurance

Risk Management and Insurance:

1.       Data Extraction and Tracking and Administration of:

•        Workmen’s Comp

•        Auto Insurance

•        General Liability

•        Property Insurance

•        D&O Insurance

2.       Claims review

3.       Consultation in connection with the purchase of insurance

4.       Maintain insurance claims records and provide access to tools for viewing this information, for the following types of insurance:

•        General Liability

•        Workers’ Compensation

•        Auto Liability

•        Property Insurance

•        D&O Insurance

1.       $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

2.       $75/hr.

3.       $150/hr.

4.       $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

Treasury

1. Cash Management Services:

Cash Management services , including but not limited to, establish banking structure, opening and maintaining new and existing bank accounts, daily consolidation of funds, calculation of daily cash position, movement of funds as

Monthly Fees 1238 stores $7,169

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	necessary, reconciliation of accounts and maintenance of balances, development of funding forecasts and future cash needs, support for banking and armored car services for the outlet stores and company owned or transitioning dealer stores, administration of users access to treasury website and banking software, ordering deposit slips and stamps from service providers, approving armored car purchase orders	Note: In the event the store count doubles (2476 stores), the projected monthly fees are $10,744
	2. Credit Facility Administration Advise on credit facility structure implementation or renewals and obtain lenders. Execute borrowings, provide monthly bank reporting and validate facility compliance and fees.	$3,403
		Note: In the event the store count doubles (2476 stores), the projected monthly fees are $3,403
	Total	$10,572
		Note: In the event the store count doubles (2476 stores), the projected monthly fees are $14,147
ADVERTISING AND MARKETING
Online Business Unit
Email	Continuing to support / send emails: • Promotional / Trigger emails Core emails (standard promotional emails sent to customers)	All prices/rates are performed by a 3rd party contractor. Current price is noted below: Variable rate: Email rates range between $4-$7 per 1,000 email sends

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
OBU Operations

Fraud Solutions

RSA – Retail Services Agreement*

Store Pick-Up Order is picked up by another person. Customer has the online capability of having a 3rd party pick up their order at a store.

RED (Retail Decisions) – is a service provider that reviews every order via systemic rules

Review potential fraud orders for outlet

•        Hometown – $612 in RED costs; 24,480 orders in 2011

•        Outlet – $1,575 in RED costs; 63,000 orders in 2011

•        Hardware – $578 in RED costs; 23,139 orders in 2011

Fraud outsorts – triggered by RED rules and the orders are reviewed by OBU’s fraud team in Tempe, AZ.

Fraud outsort cost applies only to outsorted orders (about 3.6% of orders on average)

•        Hometown – $6,372 in fraud/outsort costs; 24,480 orders in 2011

•        Outlet – $16,398 in fraud/outsort costs; 63,000 orders in 2011

•        Hardware – $6,023 in fraud/outsort costs; 23,139 orders in 2011

*  unable to determine if expenses were incurred for these services

All prices/rates are performed by a 3rd party contractor. Current price is noted below: RSA: $1.00 per order RED: $0.025 per transaction Fraud / outsorts: $7.23 per order
OBU Operations con’t

LivePerson

Provide hosting and selling services through our online customer care network. Services include chat and consulting (rates for chat and phone are based on monthly contacts).

Kana Platform*

•        Customer service support system utilize by the customer care network in order to supply customer contact support.

All prices/rates are performed by a 3rd party contractor. Current price is noted below. Variable rate depending on volume: • Chat: $0.43 per contact (avg. monthly contacts for 2011 was 9k)

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Kana response is OBU’s CCN email system. We receive and respond to CCN customer emails in this system.

Vendor Direct

•        Supporting our online vendor direct to customer fulfillment channel

•        Outlet is setup to bring on vendors for this channel but no action has been taken to do so

*  2012 rate likely to change due to system upgrade of Kana

•        Phone: Live Person does not handle calls for Hometown, Outlet, or Hardware

•        $700 license fee per user (one-time fee) plus 18% annual maintenance fee on every license fee

•        $700 license fee for the email support system (Kana response) plus 18% annual maintenance fee for every license fee.

Rates contingent upon bringing vendors on.

Marketing

Print placement and analytics.

Currently provided through NSA/Alliance media and Valassis, SHMC will continue to provide ongoing support for the following functions: Vendor management including contract negotiations, coordinating placement and quantities, development, implementation and communication of run sheets with newspapers and printers, cost estimations, distribution analytics and recommendations, invoice reconciliation, development of new store profiles, and conflict resolution for non performance between media vendors and SHO.

Fees and expenses will be billed by SHMC directly to SHO. Fees are for 2012 and are estimated based on planned volume.

HTS=$592,764 per year AHS=$56,448 per year HAS=$0 OUT =$0) * If SHMC changes to another vendor for these Services, then fees may be either directly billed to SHO or billed by SHMC to SHO.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	Other media placement and analytics. Currently provided primarily through MPG and Digitas, SHMC will continue to provide ongoing support for MPG and Digitas.	No charge by SHMC* MPG & Digitas HTS=$0 AHS=$0 HAS=$0 OUT =$0 * If SHMC changes to another vendor for these Services, then fees may be either directly billed to SHO or billed by SHMC to SHO.

Point of Purchase (“POP”) and Offset Signing Procurement:

•        Planned Offset Signing & POP Elements: SHMC will provide visibility to storewide offset signing and POP elements, to the extent applicable to SHO. SHMC will provide advance notice of pricing inclusive of shipping to FastPak, creative proofs, and specifications. SHO may purchase these items at cost.

•        SHO exclusive signing projects: SHMC will assist SHO in the competitive bidding process for signing projects exclusive to SHO.

• Total = 50K Annually • Ad-Hoc support and/or unique support requested by SHO will be provided by SHMC at a cost of $45/hr. Plus Procurement Support

	Print vendor management: SHMC will continue to coordinate execution of printed materials for the SHO preprint program, including execution from the receipt of completed files to the delivery to each newspaper vendor including freight/freight execution, and quality control to established SHMC standards, including a review of final Epson proofs prior to printing.	$82,500 per year Plus Procurement Support

	Financial Reconciliation for preprint program. Provide estimated and actual costs to execute each marketing event on a job by job basis.	Included above

3rd party and internally available marketing analytics.

Provide SHO with regular reporting, access to systems or fulfillment of ad hoc requests for marketing related data including, but not limited to, internal and external CSAT data on a weekly basis, market share data on a quarterly basis and ad tracking reports. Reporting will include SHO specific reporting as agreed upon in writing by the Parties.

CSAT (CLASS) $135,000 per year for SHO Other market share reports have no incremental cost for SHO

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

POS offer execution. This includes creation and execution of barcodes, offers at POS (on receipt), and any updates to marketing functionality (e.g. offers based on market basket).

Need further details on all services provided under this category and the requirements needed from SHO (with lead times) in order to perform/execute these POS activities.

No incremental cost for SHO
	APT (Applied Predictive Technologies) Test and Learn Tool (service provided by APT) – Access to APT Test and Learn Tool with all HTS data. SHMC to bill SHO directly for all services provided by APT	$30,000 per year

Access and Maintenance of Systems:

SHMC will continue to maintain functionality and provide SHO access to dependent marketing systems. If SHMC modifies or replaces existing SHO dependent systems, the SHMC must provide notice in writing 180 days prior.

Note: PMI and AdPlan are replaced by IMPACT

These systems include:

System Support-(price support/training/coaching/holiday support/problem resolution) – $88K annually. If SHO desires their own dedicated line for support, it will cost more

System	Function
PMI	Legacy Pricing System
RES/ Sign Riter	Item level signage
Deal Management	Supports creating and maintenance of Sears coupons and barcodes
Aprimo	Soft-proofing system for reviewing, annotating and approving pages. Creation of activities in Aprimo supports future pricing out of IMPACT and accounting.
Deal Management	Supports creating and maintenance of Sears coupons and barcodes
Digital Asset Management (DAM)	Photography, logos and finished pages library
MARS	Accounting
IMPACT	Marketing Planning/Production /Financial Management tool
Ad Plan	Pricing information

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	Access to Digital Asset Management (DAM), FTP sites or any system which may host images. SHO will have access and rights to use all product level images and branding images/treatments. The same access will be made available for franchisees of SHO.	$12,000 annually for self-serve access.
	Access to Aprimo soft proofing functions in IMPACT. SHO will continue to use IMPACT as a soft proofing system until the point where IMPACT interfaces with all internal & external vendors. SHO needs will be supported by enhancements to IMPACT, however until IMPACT can fully support the needs of SHO access will be provided to all legacy systems including PMI and AdPlan.	On-going access to all IMPACT related systems – $1.33 million (5% of total assessed IT costs for base and support based on the 2012 IBA)
	Local Ad Online digital circular	$170,000 per year

LOSS PREVENTION General Inventory Safety

Provide inventory Services for SHO including but not limited to;

Initial physical inventory scheduling

Consecutive rescheduling requests will be handled at a rate of 150/hour

Inventory service provider management

Physical inventory process management (data feeds to/from vendor/store/corp/)

Point of contact for inventory related questions, rescheduling requests, concerns

Disaster related inventory assistance

$ 35,000 /year

Provide Technology, Merchandise Protection & Physical Security Management including but not limited to;

Update of merchandise protection standards for various store formats

Planning, management and deployment assistance of third party contractor guard coverage as needed (limited to third party contractors retained by SHMC)

Manage third party contractors for repairs, upgrades as needed

Manage burglar alarm & fire alarm systems (“BA/FA”) maintenance agreement and facilitate needed repairs

$ 65,000 /year

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Manage electronic article surveillance (“EAS”) systems maintenance and facilitate needed repairs

Administration and processing services for payment of SHMC Loss Prevention business unit related invoices

Provide Close Circuit TV consultation & solutions for new store construction, existing site improvements/retrofits ($150/hour rate)

Provide Crisis & Emergency Management Services

Weather monitoring and notification Services

Crisis response and planning Services

Risk assessment models

Mitigation strategies

Consultative services as needed ($150/hr)

Manage public sector partnerships (FEMA/Department of Homeland Security)

Critical incident reporting and management system

$ 30,000 /year

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

General Safety Management

Access to safety & health manuals, training and procedures

Access to hazmat shipping manual, training, and procedures

Regulatory agency (OSHA, Fire Department, and Department Of Transportation (“DOT”)) issue management

Core safety processes development and management

•     Accident prevention plan,

•     Safety team,

•     Safety inspection

Identification and management of personal protective equipment and safety supply lists

Accident reporting and investigation training programs

•     Return to work

•     Customer handling processes

Food safety training for storage, transportation, and recall handling.

Manage pest control service contract and inspections

Administration and management of awareness program and material

Management of hazardous materials

•     Identification

•     Storage and handling Classification

$ 65,000 /year

Critical Safety Management ($150/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.

Critical accident management (amputations, fatalities, etc.)

•     Communication

•     Investigations

$ T&M -

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•     Management and guidance

Critical Health Management

•     Bed bugs

•     TB, other infectious diseases

Regulatory Agency Activity Management

•     Citation review

•     Investigations

Informal conference, negotiation and settlement

Ongoing Safety Expenses by SHO businesses: ($150/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.*

Personal protective equipment procurement (gloves, apron, eyeglasses, shoes, etc.)

Associate Employee training

Equipment repair (compactor, motorized material handling equipment (“MMHE”), ladders, etc.)

Safety Equipment Purchase (ladders, MMHE. etc)

OSHA settlement payments

Fire department citation payments

DOT settlement payments

Hazmat permits and license fees

Miscellaneous safety purchases, fees, equipment, etc.

Annual fire and extinguisher inspections

$ T&M -

Provide Loss Mitigation and Resolution Services to SHO including but not limited to;

Awareness program and training material to mitigate exposure to losses (limited to SHMC program material, may require third party contractor rsources at actual contractor fees plus expenses)

Cycle shrink reporting (additional analysis and research will be at $150 hour rate)

Civil demand & restitution collection management.

$ 75,000 /year

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Provide chain loss prevention support for investigative purposes (Detail Control Center (“DCC”) support for research, analytics, case resolution)

Investigative system usage:

•     Aspect usage

•     Lexis, phone trace, etc)

•     Hierarchy updates for Wazagua and Aspect

Background / social network investigations ($150/hour rate)

Business / owner investigations+A26 ($150/hour rate)

Theft investigation management to resolve and apprehend dishonest customers and employees ($150/hour rate)

Provide Loss Prevention (“LP”) Database Administration and LP System Support Services to SHO including but not limited to;

Case/incident management

Refund management support

Content management for LP related materials

Management of LP audit solution

Fraud mitigation & investigation of SHMC supported e-commerce and payment systems

Reporting and application environments for LP related content

New applications or system enhancement will be at $150/hour rate

$ 30,000 /year
	Total LP Services	$300,000 /year

STORE LEVEL LABOR PLANNING AND STAFFING SUPPORT Outlet and Hardware stores formats (non-franchised)

Basic Support Services

1.      Annual Labor hours/dollars plans developed by a Store staffing unit and Store location

a.       Annual plan by month by staffing unit and by Store

b.       Plans based on sales and relevant planning assumptions provided by SHO

c.       Plans delivered by SHMC within 20 business days of receipt of final sales and assumptions provided by SHO

2.      Monthly plan hours/dollars reporting

a.       Excel file - current state plan provided to SHO business leaders

Service Level Increases

If SHO requires a change in basic support services and/or frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3.       Weekly labor utilization/expense reporting

a.       Excel file provided to SHO business leaders

b.       Information provided by store and staffing unit within store

4.      Weekly Employee Overtime reporting

a.       Excel file provided to business leaders

5.       At the point when SHMC no longer provides actively maintains the HR management system for SHO, which contains all up-to-date employee information needed by SHMC to perform the store level labor planning and staffing support Services, SHO will be responsible for either arranging and paying for the necessary consents to permit SHMC to access SHO’s HR management system, or timely providing the necessary employee data as requested by SHMC.

Franchised locations are excluded from the Services above.

Post-Annual event Re-Plan

6.       Store labor plan development for Store locations added during the plan year

a.       Plans delivered by SHMC within 10 business days of receipt of final sales and assumptions

b.       On a per-request basis

“As Requested” Services

7.       Additional services as mutually agreed upon in writing by the Parties. Each additional service priced individually based on mutually agreed-upon scope of work and requested delivery time services (if any). All requests for additional services or change in frequency must be provided in writing and cost for such services must be mutually agreed upon by both parties before a change in services will be instituted.

-through at cost

EMPLOYEE COMMISSION ADMINISTRATION SUPPORT SERVICES Franchised and non-franchised locations

Basic Support services – all SHO Store location types as of the Effective Date

1. Maintain record of current store population by store type for proper commission compensation

a.       Franchised, non-franchised, Dealer, Outlet, Hardware, Home Appliance Showroom

b.       Store location moves to/from franchised status require 4 business days lead time*

If SHO requires a change in basic support services and/or frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Basic Support services – non-franchised locations

2. Maintain record of employee compensation plans in place by format, location and scheduling unit

a.       Moves between compensation plans require 4 business day lead time*

3. Provide commission rate reporting in excel file format (or other format agreed upon by the Parties) - for SHO use in communicating to selling employees (updated when rates changed)

4. Based on business decisions communicated by SHO, set up commission rates / fixed dollar amounts by product category and/or line, by store location

a.       As of the Effective Date, non-franchise “Dealer” format store commission rates currently follow the Sears Full Line Stores structure for Home Appliances.

b.       Commission Administration support team is not responsible for developing new commission rate/fixed dollar amount values

5. Provide bi-monthly commission expense tracking (excel file format (or other format agreed upon by the Parties))

6. Research / respond to commission help ticket issues/questions

Basic Support services – franchised locations

7.  Commission rate set up and maintenance (for SADI system) New/changed rates require 2 business day lead time*

“As Requested” Services

8.       Additional services as mutually agreed upon in writing by the Parties. Each additional service priced individually based on mutually agreed-upon scope of work and requested delivery time services (if any). All requests for additional services or change in frequency must be provided in writing and cost for such services must be mutually agreed upon by both parties before a change in services will be instituted.

Out-of- Pocket Costs

Travel expenses and third party fees charged-through at cost

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Retail Services
New Store Opening/PMM Support	As needed, SHO may require SHC/PMM support to open new store locations. These services will be provided on an as needed basis and will include all responsibilities as documented below.	$2,566 per week Agreed upon cost is all inclusive and reflects labor + travel.

SYSTEMS:
DSL or Satellite installation (permanent power required in building)	Coordinated by HAS SHO team
Connect 16 port Ethernet hub	Assigned PMM Support

Build Dell workstation	Assigned PMM Support

Install and program Lexmark printer	Assigned PMM Support
Build Human Resources computer	Assigned PMM Support
Program registers	Assigned PMM Support
IBM installers will assist with build/programming of computers, printers and registers	SHO – Store Mgr or District Mgr
FIXTURES:
Verify you have the latest floor plan version	Assigned PMM Support
Track fixture orders from all vendors – (coordinate with Rosa Wagner of HAS team)	Assigned PMM Support
All damages must be reported at receipt of fixtures. Possible hidden damage should be noted on bill of lading. (coordinate with Dan Caschetto in Procurement)	Assigned PMM Support

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

MERCHANDISING:

Lead/supervise day to day activities of 4-8 general laborers completing tasks on workflow (SHC PMM to create and supply workflow)	Assigned PMM Support

Print and position current Plan-O-Grams	SHO – Store Mgr or District Mgr

Verify all merchandise orders have been placed through replenishment	HAS – Inventory Team

Coordinate shipment of merchandise with RRC/DDC contacts. Ask for release of code 6 and break packs as coded for new stores. Have regular shipments begin the following week.	Assigned PMM Support

All damages must be reported to the appropriate RRC/DDC within 48 hours	Assigned PMM Support

Unload, unbox and deluxe all appliances for display on sales floor	Assigned PMM Support

Position all merchandise according to plan-o-grams / floor plan	Assigned PMM Support

Supply power to appliances where applicable for display purposes- (coordinate with Construction PM)	Assigned PMM Support

Item number should be written on back of all appliances with permanent marker.	Assigned PMM Support

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

SIGNING

Track new store signing package for delivery to store	SHO – Store Mgr OR District Mgr

Apply all sign holders per HAS Presentation Guide	Assigned PMM Support
Print basic and promotional SignRiter price signs	SHO – Store Mgr OR District Mgr

Hang Sears HAS and promotional overhead signing packages	Assigned PMM Support

Apply basic and promotional SignRiter price signs	Assigned PMM Support
GENERAL

Install selling solution station computers	Assigned PMM Support

Computer require separate high speed service – (coordinate with Construction PM and Andrea Price at Hoffman Support Center)	SHO – Store Mgr OR District Mgr
Three phones lines required one with rollover capability, the other for fax – (coordinate with Construction PM)	SHO – Store Mgr OR District Mgr
Floors should be waxed prior the fixture assembly and touched up after merchandising complete. (Coordinate with Construction PM)	SHO – Store Mgr OR District Mgr
Arrange for dumpster to accommodate cardboard from initial trucks. Approx.200 appliance boxes. – (Coordinate with Construction PM) – Someone needs to contact landlord so that the dumpsters arrive in a timely manner. Contract usually calls for (3) 40 yd dumpsters to be provided	SHO – Store Mgr OR District Mgr

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Utility Management	ECOVA and Utility/Energy administration and management services which shall be periodically adjusted based on the number of SHO units.	$158,000

In-Store Music	As allowed under applicable agreements, SHMC will continue to provide in-store music services for all locations requested by SHO.	SHO will be charged the lower of the following rates: • Current annual charge per unit prior to separation • Any renegotiated rate with in-store music providers

FACILITIES

SHMC/RSBU agrees to provide the following services to SHO:

•        On an as needed basis, the SHC Facilities organization will provide SHO with general facilities maintenance and support including but not limited to the following:

•        HVAC Maintenance (Heating/Cooling Start-Up)

•        Exhaust Fan Inspections/HVAC Air Distribution & Transfer Unit Maintenance

•        Repairs and Maintenance for dock ramps

•        Roof Repairs

•        Fire Protection/Alarm System Repairs/Maintenance

•        Compactors & Bailer Repairs/Maintenance

•        Energy Management – Service & Repairs

		All maintenance & repairs will be billed to SHO at the agreed upon rate of $40/hr. This rate shall not increase by more than 5% annually and cannot be adjusted without prior written approval from both parties.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        On an as needed basis the SHC Facilities Organization will provide major maintenance and construction services to SHO. The rate(s) for required services will be negotiated on an as needed basis and will require prior approval from both parties. These services include but are not limited to the following:

•        Project manager and/or Project Coordinator support for (SHO) build out or LL build out of Outlet location.

•        Project manager and/or Project Coordinator support for (SHO) build out or LL build out of Home Appliance Store location.

•        Provide space and equipment for generation of Architectural and Design elements necessary for (SHO) construction projects.

•        Provide Architectural and Design assistance to consultants employed by (SHO). (Does not include production of or stamping of A&E documents.)

COMPLIANCE
Environmental

SHC will continue to provide SHO services and support for Environmental Affairs at a rate of $25K,000 Annually plus the direct cost for any necessary 3rd party services required to address and resolve Environmental Issues attributed to SHO.

1.       Asbestos Management, Lead Paint, Indoor Air Quality and Mold Assistance

2.       Environmental permitting/registration preparation and management (e.g. hazardous materials, wastewater and hazardous waste),

3.       Regulatory report preparation and submittal,

$25,000 Annually plus the direct cost for any 3rd party services required.

Additional support for Environmental Services may be available at the request of SHO. Each service will be priced individually based on mutually agreed-upon scope of work and requested delivery time”

1.       Third party contractor costs.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

4.       Review and Processing environmental permitting and reporting fees,

5.       Spill response and cleanup,

6.       Addressing regulatory issues (such as, Notices of Violation of Environmental Requirements),

7.       Coordination of hazardous and special waste removal and disposal/recycling,

8.       Addressing property owner inquiries regarding environmental issues (such as, environmental due diligence requests related to refinancing or real estate transactions),

9.       Work to assess and address environmental risks during store leasing activities (such as, Phase I environmental assessments or other environmental investigations)

10.     Support for other environmental issues that may arise (e.g. wastewater, storm water, hazardous waste),

11.     Hazardous and Special Waste Removal and Disposal/Recycling,

12.     Environmental Hotline and Material Safety Data Sheet Support,

2. Third party contractor costs. Plus 20%

3.       Applicable regulatory fees. If no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses.

4.       Applicable regulatory fees. If no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses

5.       Third party contractor costs.

6.       Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses.

7.       Third party contractor costs.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

13.     Environmental Management System Maintenance and Usage

14.     Engineering Consultant Support (when necessary to assist with complex issues),

15.     Asbestos Abatement Contractors (as needed to support renovation and maintenance activities).

8.       Fixed fee of $1,000 per event plus all third party contractor fees and out of pocket expenses.

9.       Fixed fee of $1,200 per event plus all third party contractor fees and out of pocket expenses.

10.     Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses.

11.     Third party contractor costs.

12.     $2.50 per month/store

13.     $1.50 per month/store

14.     Third party contractor costs.

15.     Third party contractor costs.

Product Safety	1. Routine notifications of stop sale/recall information for SHLD branded product SHMC uses a tiered approach to product reviews, technical advice and consultation.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

2.       Direction on applicable standards and regulatory issues

3.       Review and interpret technical data and/or laboratory testing reports (including #2)

4.       Product testing and review (including #s 2 and 3 in this Section above)

Tier 1

Consultation, data review

0-5 reviews $150

6 or more reviews $250

Tier 2

Product testing/review (includes contact with third party test facilities, vendors etc)

0-5 reviews $250

6 or more reviews $300

Corporate Compliance	Assist SHO General Counsel in transition, development and implementation of SHO Code of Conduct, key corporate policies, and SHO Ethics Hotline and continuing support of SHO offsite records management program.	$20,000 per year.
Global Compliance	Monitor and enforce compliance by vendors and manufacturers with applicable local law, SHLD internal standards, and other SHLD social compliance requirements with respect to child labor, wages, hours, benefits, pay, discrimination, harassment, environment, and health, and safety. To the extent SHO or its Affiliates may sell any products that are labeled or marketed under an SHLD-owned brand, SHO agrees to perform its own factory audits for these products through a third party, at SHO’s own cost, and a program approved by SHLD, and will provide the results of those audits to SHLD.	No charge

LOGISTICS & DISTRIBUTION	Services performed in accordance with the Merchandising Agreement dated , 2012 between SHO, Sears, Roebuck and Co., and others, including those set forth in Section 6 of the Merchandising Agreement.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Transportation

1.      International Transportation: Ocean Carriers

•        SHMC manages the shipment of goods on ocean vessel from foreign port to US destination.

•        If final destination of the shipment is inland US, this service also includes the truck or rail transportation movement and cost to deliver the goods from the US port of arrival to the DC destination.

•        Optimizes routing to minimize transit times and costs, negotiate contracts with carriers, provide volume forecasts, oversee performance and timely delivery of shipments to deconsolidation centers and distribution centers.

•        Expedites shipments as necessary using alternate transportation modes, carriers and routing.

Transportation Services: Freight Charges will be passed through to SHO at cost.

Ad Hoc Services

$75 per man hour

Transportation Overhead:

SHO will be billed for Transportation Overhead based upon the percentage of total DC handling expenses (fixed and variable) attributed to SHO.

2.      Freight Forwarding. Services provided by Forwarders:

•        SHMC serves as liaison between vendors and ocean carriers to create booking (reservation) for goods to ship on designated vessels.

•        Manages exceptions and obtain approval from SHC for shipments outside tolerance

•        Freight Forwarders provide consolidation services overseas to optimize container loading utilization.

•        Forwarder verifies the shipment quantity and provides the Advance Ship Notice to alert our systems of the shipment details

•        Oversees performance, ensuring optimal container loading, timely and accurate data transmissions

•        Provides shipment tracking tools to SHC users

•        Creates transit matrix which establishes lead time from vendor delivery to store delivery

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3.      Customs:

•        Brokerage Services: SHMC provides the services of customs agents who file Customs entry for import merchandise shipments on behalf of SHO, following all of the applicable rules and regulations for US Customs and Other Government Agencies to allow goods to enter the commerce of the United States

4. Costs incurred: • SHMC pays taxes due the US Government, including Duty, Harbor Maintenance Fees, Merchandise Processing Fees, etc. • SHMC pays the fees for Customs Broker services

5.      Other costs incurred for import shipments reported to US Customs:

•        SHMC pays royalty fees for SHO to have for the right to sell goods with a brand or trademark which is owned by another company

•        SHMC pays commissions due to Buying and Selling agents who have assisted with the purchase of foreign goods, usually a percent of the cost

•        SHMC declares classification according to the US Harmonized Tariff Schedule for every imported item

•        SHMC determines the duties owed and establishes costs that must be reported to US Customs

•        Oversight of Customs Broker performance: on time filing, accuracy (including annual audit), and timely clearance

6. Deconsolidation • SHMC provides processes and facilities to break down (“deconsolidate”) large imported shipments into quantities that can be distributed efficiently to

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

          the various distribution centers that serve SHO retail locations and then ships them to those distribution facilities. At SHMC’s Third Party Operated Flow-Through facilities, SHMC:

•        Takes in ocean containers shipped from multiple countries and use the Inventory Allocations to build outbound loads to inland distribution centers, optimizing US freight costs, acting as deconsolidation and consolidation center

•        Moves full truckloads of merchandise from Deconsolidation center to distribution centers or stores

•        Cost includes the facility handling costs as well as domestic transportation cost from Decon center to inland DC

•        Provides direction and forecasts to ensure efficient and timely flow of goods, continuously monitor performance

•        Expedites shipments as necessary by prioritizing cargo, employing alternate transportation modes, carriers and routing

7.      Domestic Transportation:

•        Inbound. SHMC transports vendor freight collect merchandise to the various distribution centers that serve SHO retail locations. As part of this service, SHMC:

•        Manages all vendor freight collect to DC transportation

•        Establishes vendor routing guides and monitor compliance

•        Dynamically optimizes daily freight movements using the Transportation Management System to determine the least cost flow alternative to meet the specified dates

•        Tracks, traces and expedites individual shipments to meet desired specified business needs

•        Manages claims asserted by or against carriers, such as cargo damage, demurrage, etc.

•        Manages and ensures consistent evaluation of carrier performance

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Outbound. SHMC transports goods from its distribution centers to stores. This service includes:

•        Contracting for domestic inbound/ outbound transportation through a sequential combinatorial bid process using historical lane volumes and store clusters. Lanes awards to carriers take into account the least cost alternative that meets the service requirements

•        Managing flow of merchandise from DC to all SHO locations

•        Managing a 24/7 operation for load planning, tracking and tracing of home delivery from Direct Delivery Centers (“DDC”) to store and to Market Delivery Operations (“MDOs”)

•        Establishing store delivery schedules from DC’s to store based on historical volumes.

8. Special Services • Provided upon request at an agreed to rate

9.      SHO Responsibilities

•        Provide an annual and quarterly forecase; update monthly.

•        Notify SHMC of any new store openings or closings.

•        Stores and DCs must only unload their designated portion of co-loaded product, taking Good up to the next partition in truck (partition labeled with next store #), in the timeframe allotted by the unloading standards established by SHMC.

10. IT System • System integration • Network security and system access

Inventory Management	See description of services and processes set forth in Appendix 6 of the Merchandising Agreement.	$121,000 for each FTE associate dedicated 100% to serving SHO’s business.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
New Merchandising Implementations 1. Submit new unique items to Flow Path Team that require DC stocking following established Flow Path process

•        Submit items before the items are entered in IMA.

•        A SKU count of 5% or more will materially change productivity service costs and storage expectations.

•        SHO must provide 90 day advance notice regarding SKU additions of more than 5% over SKU count Plan.

•        SHO must provide volume forecast of new SKUs at time of submittal (inbound, outbound, storage as described under forecasting requirements

2.       Contact Manager of Supply Chain Operations (single point of contact) for planning assistance with new product launches seasonal sets, new or closing stores, flow path decisions and operational issues.

3.       Provide feedback via digital Load Quality Surveys

4.       Provide complete and proper build of online items with all necessary artifacts

5. Provide competent inventory management to drive inventory productivity and space utilization

Space Management

1.       Planogram Support

SHMC will provide Planogram support to the Hardware store format at the same level as performed before Separation (not more than 525 planogram changes per year and support of not more than 500 active planograms). Prior to Separation, this planogram work has been driven by assortment changes in the Sears FLS format, which then affect the Hardware store format. These planogram changes are first developed for Sears FLS, then will be passed over to SHO Hardware stores for review/modification, and approval before assignment to stores.

A new requirement for Hardware stores is to support planogram changes specific to Hardware stores only in the same capacity. This planogram work is independent of Sears FLS.

$38.50 per hour

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

In either of the above cases, the SHO planogram team will modify planograms as necessary and provide to the SHC team for quality review and import to the SHC Space Management systems.

SHMC will assign a incremental dedicated Space Planning person to support the Hardware format. This resource will manage the incremental demand of the SHO driven planogram changes, guarantee responsiveness to demand, and ensure quality deliverables/service levels according to this SOW.

SHMC Planogram services:

•        Facilitation of weekly Merchandise Transition Calendar project meetings.

•        Monitoring and reporting of merchandise transition critical milestones.

•        Receive/cascade Sears FLS assortment changes to the Hardware store merchant teams for review/adjustment/additions/changes.

•        Create, update, quality review planograms as necessary to support assortment decisions from by the merchants.

•        Provide assortment grids for approval to ensure item/planogram/store assignments are in alignment.

•        Address any rework or changes as requested by SHO.

•        Review planogram quality controls and import planograms to the corporate SHC database.

•        Maintain the Merchandise Transition Calendar and any other necessary systems to support the current SHMC level of service.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Maintain/update planogram groups and store models to ensure accurate store/planogram assignment.

•        Post planograms to the SHMC Store Plot Planogram system.

•        Generate planogram PDF and incorporate to the Days to Check applications.

Note:   Planogram support is provided for the SHO Hardware store format only. Other SHO formats are currently out of scope of this unit of services.

2.       Floor Plan Support

•        Floor planning services were not provided for any SHO format prior to Separation. Should future Floor Planning services be desired, a new statement of work will be developed at that time.

3.       Transition Management

The SHMC Merchandise Transition Calendar is utilized to schedule and manage every planogram group transition in Hardware stores. Critical milestones will be monitored and reported to the SHO Hardware Transition project team each week.

SHMC Transition Management services include:

•        Coordination of project planning with stakeholders during reset planning and execution including (but not limited to) business unit merchants, inventory planning, procurement, and signing.

•        Establishing and leading weekly project meetings as appropriate for scope of the reset ensuring all stakeholders are involved and accountable.

•        Providing weekly project critical milestone tracking/reporting to all stakeholders

•        Monitoring all approval points within the project timelines escalating as appropriate

•        Providing access to the Merchandise Transition Calendar and any reporting available within this system.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

4.       System Support Services

•        SHMC will provide SHO system support services through SHMC’s IT support function (and under its support services requirements), not through SHMC’s Space Management staff.

•        SHO may participate in regularly scheduled SHMC Space Management training services. Scheduling of training sessions specifically for SHO will be billed as appropriate.

•        SHO will continue to have access to the SHMC Days to Check suite of applications.

•        No direct user access to the SHMC Space Management JDA Intactix Knowledge Base (“IKB”) will be granted.

•        SHO has access to no more than 8 JDA Space Planning desktop user licenses. SHO will need to separately procure any additional licenses directly from JDA Software, Inc. SHMC will cooperate reasonably with SHO’s efforts to do so.

•        SHO will continue to have access to the SHMC product library to support SHO’s internal planogram development efforts. This product library is supported by SHMC I&TG.

5.       Special Services-Store AutoCAD projects

The SHMC Space Management team offers store plan (AutoCAD) drafting services for store sales floor/fixture plans. This service is specifically for those requests that involve the design in AutoCAD of new stores or changes/updates to fixtures, sales floor space, and simple architectural elements within an existing building plan. Requests for this service will follow the below process. Charges will be based on time/materials and billed via the current time entry methods. SHMC will use commercially reasonable efforts to process SHO’s AutoCAD project requests as in the ordinary course of business, without giving more or less priority to SHO’s requests than any other’s. The relative importance of specific projects might dictate a reordering of those priorities in favor of or

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
against SHO’s requests from time to time. Project scope, resource availability, timelines, and deliverables (as outlined below) will be communicated at the time the service is requested.

6.       Service Level Commitment

•        The SHMC Space Management team will strive to assign all planograms to stores within 4-6 weeks of receiving complete and accurate assortment information from SHO and also within the required lead time by Inventory Management to support ordering product.

•        SHC Store Planning (AutoCAD) services are project based. Resource allocation, timelines, and deliverables will be established at the time of each specific project request.

7.       IT System

•        Currently 8 JDA Space Planning desktop licenses are available for use by SHO. The SHMC IT support organization supports a link to the SHMC JDA IKB product library to support planogram development efforts for SHO.

•        Access to the SHMC Days to Check suite is available through the RCS process.

•        Network security and system access is not applicable in regards to the SHMC space management applications.

8.       Administrative Support

•        Reporting Services

•        Project management critical milestone tracking and meeting recaps

•        Weekly Planogram Reset Status reports (red/yellow report)

•        Inventory Instock Reporting 2 weeks prior to reset + week of reset

•        Billing of Services

•        Nature and frequency

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Warehouse Distribution

1.       Inbound Receiving

•        Receive Goods on behalf of SHMC and update appropriate systems based on receipt

•        Unload, count, and verify.

•        Reconcile actual receipts to PO using vendor ASN

•        Update on hand and on order

•        File OS & D’s on behalf of SHMC

•        Follow standard seal control process

•        Receive Goods and Advance Ship Notices (ASN) directly from a Vendor or customer

•        Receive replenishment stock Goods as well as flow-through Goods

•        Receive via three inbound modes

•        Drop trailer/container

•        “Live” unload appointment (minimum 24 hour advance notice)

•        Small package

•        Take delivery of shipments per SHMC requirements

•        Receiving vendor compliance

•        Pass receipt information to existing SHMC Vendor Compliance

•        Liquidate and dispose of problem receipt items per SHMC defined disposition rules

•        Carton inspection

•        Provided as a Special Services as SHO requests

•        Receive Goods with priority given to age of trailer on lot and demand for product

•        Receiving documents retention

•        Maintain electronic data for receipt to PO visibility (At least 120 days for RRC; at least 180 days for DDC)

•        Keep hard copy Bills of Lading and Vendor Manifests for period specified by SHMC

•        Unload and Put-away

• Unload and Putaway / store SHMC items per recommended handling vendor packaging guidelines and SLS current operating processes

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

2.       Outbound Shipping

•        Fill Customer Orders by shipping on Point of Sale assigned date dependent on inventory availability

•        Ship Customer orders as priority over store replenishment orders

•        Receive Orders throughout the day, every day

•        Fill Replenishment Orders dependent on inventory availability

•        Ship replenishment orders on requested ship date with ability of DCs to pull forward or push out based upon current parameters with SHMC

•        Ship Layaway Orders if SHO elects Layaway when SHO removes ‘layaway pend’ at Point of Sale

•        Exception Handlings

•        At time of order filling, if item is not available to fulfill a customer order:

•        Customer orders – we will pick except to backorder

•        Home delivery – electronically notify Home Services/CCN to reschedule / re-reserve order

•        Back to store – electronically notify SHMC POS (SCIM)

•        RIM orders (store replenishment) – we will pick except/ cancel

•        Replenishment systems will reorder as needed

•        Place fulfilled orders onto outbound trailers

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Generate an outbound ASN (EDI 856 Electronic Shipping Notice) which matches contents of the trailer to support store receiving process

•        Create a Bill of Lading which supports the Department of Transportation (DOT) requirements

•        Ship to the stores on regular delivery schedule and communicate any changes/ exceptions to the store

•        DC will provide Seal Control log with each shipment for Loss Prevention verification to ensure trailer integrity. For multi-stop trailers DC we will provide the number of seals for each stop to ensure integrity between stores.

•        Support current Loss Prevention and Quality Assurance processes

•        Provide shipping services to 50 US states and associated territories (Puerto Rico, Guam and Bermuda)

•        For export shipping, we will ship to selected offshore freight forwarder. SHO is responsible for providing necessary export documentation to their freight forwarder

3.       Inbound Vendor Cross Docking

•        Cross dock cartons by 2 forms:

•        Cross dock Inbound Vendor cartons from upstream DCs and move cartons to stores while providing systemic information of contents (JIT, RIM Flow and Central Stocking processes)

•        Cross dock Vendor Direct to Store cartons via servicing RRC (EMP Expedited Merchandise Process)

•        RRC acknowledges the carton ID (no receipt) as arrived at RRC and ships out on next store delivery

•        RRC passes vendor provided information via ASN to store. Store receipt triggers payment to vendor.

•        Move cross dock cartons to stores on next outbound delivery. DCs do not stock cross dock product

•        Support stores that shipped directly from SLS distribution centers

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
(DDCs and RRCs). HAS (Home Appliance Showrooms) do not have cross dock services (break pack, EMP, JIT, multiple items/multiple stores per carton) available.

4.       Storage

•        Provide the real estate footprint to accommodate DC planned inventory

•        Capacity available will be based on SHO’s inventory plan. Rate is defined in the rate schedule. If actual storage is 110% or more to plan, the rate will increase by 20%. Storage will be defined in cubic feet for RRCs and square feet for DDCs.

•        If SHO comes in under planned storage usage, the storage charges will reflect a reduction in the variable costs. Fixed costs will remain the same.

5.       Physical Inventory – Ownership: At no point in time will ownership of the inventory be transferred to SLS.

•        Title of Goods

•        Unless otherwise specified in an SOW, title to Goods and any proceeds of such Goods shall remain at all times with SHMC and shall not pass to SLS under any circumstances. However, SLS through an SOW can facilitate acquisition of Goods by SHO.

•        It is agreed that title to such Goods will pass to SHO upon receipt at a Hometown Store or an Outlet store or appropriate SHO facility.

•        Physical Responsibility:

•        Inventory responsibility will not transfer from SHMC entity to SLS until Goods are identified and receipted in at point of unloading and confirmed receipts verified.

•        Inventory responsibility will be concluded as product is loaded and confirmed out of the facility via the printing of a trailer BOL by the DC.

•        Inventory Accuracy

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Processes will be consistent with SHMC and continue as in past

•        Cycle count program will continue to follow current SHMC Audit Program

•        Cycle counting will be performed at a rate of 12% (locations) per month for nine consecutive months

•        Conduct an annual Sampling

•        An annual sampling is completed at each Distribution Center in the Spring with a % of bins identified in advance which are counted on the designated date by an independent auditing team. Results are compared and verified.

•        Inventory Shrink is calculated based on comparison of book (General Ledger) vs. perpetual (DOS). An inventory shrink/gain allowance is in effect with SHMC and current process will remain in place. SHO will receive no adjustment for (and SLS is not liable to SHO for) inventory shrink or gain.

6.       Special Services

•        Requests from SHO which are not part of SHMC’s base Receiving, Order Filling or Shipping will be handled via a Special Project Request at Special Project rate.

•        All Special Project Requests will be handled through SLS Manager of Supply Chain Operations assigned to SHO.

•        Special Requests are defined as not normal day to day business of receiving, order filling and shipping which may include but are not limited to:

•        Product / carton Inspection

•        Out of area shipping

•        Vendor or item specific on hand verification

•        QA Issues like product re-labeling, re-ticketing, re-cartoning, etc.

•        On demand cycle counts

•        Stop Sale and/or Stop Shipping (lock bins)

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
• Full Truckload special off-site store sales • Store Openings • Store Closings • Planned • Unplanned • Other services not specified in Supply Chain’s Scope of Services schedule

7.      Disposition of Unsalable, Defective and Obsolete Goods

•        Process DC returns to Vendor via RA/RGI procedures (Return Authorization/Return Goods Invoice)

•        Provide liquidation service (sell to salvager, destroy/deface and dispose) per SHMC direction

•        Manage the liquidation of damaged merchandise (assigned to the damage bin) per SHMC guidelines

•        SHMC manages store liquidation recoveries such as ‘Craftsman Tool Returns’ and Store RA/RGI flowing via SHMC’s reverse logistics network.

8.      Facility Operations

•        Description of the facilities available to SHO and Facility hours of operations

•        Provided in attached Exhibit XX

•        Facilities operate year round with the exception of Holidays as per SHMC’s standard operating procedures.

•        Access to the facilities will be accommodated in accordance with SHMC’s standard operating procedures.

9.      Logistics Services

•        Customer Service

•      SHMC will assign a Manager of Supply Chain Operations (MSCO) to act as single point of contact for SHO. The following services are included:

•        Works with business on new initiatives and defining new requirements

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Provides escalation support for day to day activities

•        Logistics Planning

•      Logistics Services

•        Customer Service

•      SLS Logistics Operations provides Managers of Supply Chain Operations (MSCO) to act as single point of contact for Hometown and Hardware Stores. The following services are included:

•        Works with business on new initiatives and defining new requirements

•        Provides escalation support for day to day activities

•        Logistics Planning includes but is not limited to the following:

•        Expedited Shipments (Inbound & Outbound)

•        Inventory Transfers

•        QA Issues like product re-labeling

•        Product Inspection

•        Vendor or item specific on hand verification

•         Out of area shipping

•        Vendor Support

•        Facilitate Vendor Returns

•        Support initial and seasonal sets, and new product launches

•        Participate in early planning sessions with Business

•        Assist in flow path decisions

•        Communicate volume and timing to Transportation/DC prior to product flowing

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Act as conduit within the Supply Chain network

•        Identify cost/service impacts for business initiatives

•        Note: Vendor Inbound Shipment/ Tracking services are performed between order entry inventory management and transportation as defined in their SOWs

•      Store Support Department (SSD)

•        Provide a single national contact phone # of the servicing distribution center – the Store Support Department (SSD)

•        Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•        Work on behalf of store:

•        For claims – Overs/Shorts/Damages (OS & Ds)

•        Trailer damage to property

•      Transportation Management Visibility (OTM)

•      Provide a Website link for stores to see their truck delivery time and current shipment planned ETA and summary of contents

•      DC/Store Support

•        Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•        Coordinate resolution with Corporate SHMC/SHO businesses for DC service issues

•        Provide corporate project management and process directions to the Distribution Centers

•        Develop and document business function operating policies

•        Assist with the development and implementation of strategic planning

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Work with operations teams to determine optimal product placement and handling strategies

•        Manage and perform any special requests as required within the network

•        Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•        Approve all ‘Reverse Flow’ (store back to DC) requests; execute properly for each retail format

•      Store Support Department (SSD)

•        Provide a single national contact phone # of the servicing distribution center – the Store Support Department (SSD)

•        Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•        Work on behalf of store:

•      For claims – Overs/Shorts/Damages (OS & Ds)

•      Trailer damage to property

•        Transportation Management Visibility (OTM)

•        Provide a Website link for stores to see their truck delivery time and current shipment planned ETA and summary of contents

•      DC/Store Support

•        Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•        Coordinate resolution with Corporate SHMC/SHO businesses for DC service issues

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Provide corporate project management and process directions to the Distribution Centers

•        Develop and document business function operating policies

•        Assist with the development and implementation of strategic planning

•        Work with operations teams to determine optimal product placement and handling strategies

•        Manage and perform any special requests as required within the network

•        Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•        Approve all ‘Reverse Flow’ (store back to DC) requests; execute properly for each retail format

•      Logistics IT System and Support as described above.

•      Logistics IT System and Support

•      Provide distribution center warehouse management system to support, control and report inventory transactions such as receipts, order filling, storage and shipping

•      Provide Project Management for all distribution center IT initiatives

•      Provide 24x7 escalation support to DC’s

•      Provide on-going support to DC network system infrastructure

•        WMS, YMS, Order Management software

•      Communicate details of installs, upgrades and changes

•      Communicate planned outages

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•      Provide first level escalation for urgent help desk issues

•      Hardware for DCs

•        Assist with installation and set-up of IT approved hardware/devices

•        Assist with IT certification of new devices

•        Maintenance agreements / contingencies

•      Network

•        Assist with design of LAN to support DC devices and processes

•      DC System integration

•        Provide project creation and gather business requirements for requested IT enhancements

•        Participate in DC contingency planning exercises

•      DC System security

•        Coordinate and assist with Sarbanes Oxley audits

•      Network Design and Flow Path

•      Provide long term network plan based on the mid to long term corporate initiatives

•      Incorporate SHO stores (both Hometown and Outlet) into Network Planning Models for alignment to the Distribution Centers while keeping Home Delivery dependencies intact

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•      Work on four-walls continuous improvement projects by simulating and mathematically modeling DC Operations

•      Work with Supply Chain Finance and Industrial Engineering to establish rates for activities performed

•      Approve SHO unique items under current SHMC approved product lines for stocking in the distribution centers following Flow Path New Item Review process.

•      Assist “SHO” with distribution options for new product lines.

•      Conduct Flow Path Analysis of distribution options. Provide feedback for expense and inventory levels. Analysis to be provided under terms of LOS (Level of Service) Addendum

•      Import vs. Domestic Buy

•      Flow vs. DC Stock

•      Direct to Store vs. DC Stocking

•      Case Pack vs. Repack

•      Special Projects as requested will be provided under terms of the Billing Methodology.

•      Project Management resources

•      Network Design and Flow Path Services as described above.

•      Web Enabled Commerce Support

•      Manage and operate online fulfillment centers

•      Support online assortment expansion

•      Project Management for SHO initiatives impacting the Logistics network

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•      Approve items for stocking in online fulfillment centers

•      Support Inventory transfers

•      Provide inventory cycle counts, inventory sampling and/or physical inventory as prescribed.

•      Provide support for parcel and freight shipments

•      Out of Scope: Handling of Hazardous items

•      Provide reporting related to online fulfillment centers to business

•      Provide assessorial services (non-fulfillment related) for activities performed in online fulfillment centers at prescribed rate outlined in Schedule 2.

•      Support vendor return and product liquidation processes at the online fulfillment centers

•      Return Logistics (Central Return Centers)

•      Manage all Vendor return and product liquidation processes/ agreements

•      Third Party Warehouse Management

•      Procure and manage 3rd party DC relationships and contracts as needed to meet SHO requirements.

•      Short-term and long-term project management

Puerto Rico Warehouse Distribution

1.       Inbound Receiving

•        Receive Goods on behalf of SHMC and update appropriate systems based on receipt

•        Unload, count and verify

•        Reconcile actual receipts to PO using vendor ASN

•        Update on hand and on order

•        File OS & D’s on behalf of SHMC

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Follow standard seal control process

•        Receive Goods and Advance Ship Notices (ASN) directly from a Vendor or customer.

•        Receive replenishment stock Goods as well as flow-through Goods

•        Receive via three inbound modes

•        Drop trailer/ container

•        “Live” unload appointment (minimum 24 hour advance notice)

•        Small package

•        Take delivery of shipments per SHMC requirements

•        Receiving vendor compliance

•        Pass receipt information to existing SHMC Vendor Compliance

•        Liquidate and dispose of problem receipt items per SHMC defined disposition rules

•        Carton inspection

•        Provided as a Special Services as SHO requests

•        Receive goods with priority given to age of trailer on lot and demand for product

•        Receiving documents retention

•        Maintain electronic data for receipt to PO visibility (At least 120 days for RRC; At least 180 days for DDC)

•        Keep hard copy Bills of Lading and Vendor Manifests for period specified by SHMC

•        Unload and Put-away

•        Unload and put away/ store SHMC items per recommended handling vendor packaging guidelines and SLS current operating processes.

2.      Outbound Shipping

•        Fill Customer Orders by shipping on Point of Sale assigned date dependent on inventory availability.

•        Ship Customer orders as priority over store replenishment orders.

•        Receive Orders throughout the day, everyday

•        Fill Replenishment Orders dependent on inventory availability

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Ship replenishment orders on requested ship date with ability of DCs to pull forward or push out based upon current parameters with SHMC

•        Ship Layaway orders if SHO elects Layaway when SHO removes ‘layaway pend’ at Point of Sale.

•        Exception Handlings

•        At time of order filling, if item is not available to fulfill a customer order:

•      Customer orders – we will pick except to backorder

•        Home delivery – electronically notify Home Services/CCN to reschedule/ re-reserve order

•        Back to store – electronically notify SHMC POS (SCIM)

•      RIM orders (store replenishment) – we will pick except/cancel

•        Replenishment systems will reorder as needed

•        Place fulfilled orders onto outbound trailers

•        Generate an outbound ASN (EDI 856 Electronic Shipping Notice) which matches contents of the trailer to support store receiving process

•        Create a Bill of Lading which supports the Department of Transportation (DOT) requirements

•        Ship to the stores on regular delivery schedule and communicate any changes/ exceptions to the store

•        DC will provide Seal Control log with each shipment for Loss Prevention verification to ensure trailer integrity. For multi-stop trailers DC we will provide the number of seals for each stop to ensure integrity between stores.

•        Support current Loss Prevention and Quality Assurance processes

•        Provide shipping services to Puerto Rico stores.

For export shipping, we will ship to selected offshore freight forwarder. SHO is responsible for providing necessary export documentation to their freight forwarder

3.      Inbound Vendor Cross Docking

•        Cross dock cartons by 2 forms:

•        Cross dock Inbound Vendor cartons from upstream DCs and move cartons to stores while providing systemic information of contents (JIT, RIM Flow and Central Stocking processes)

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Cross dock Vendor Direct to Store cartons via servicing RRC (EMP Expedited Merchandise Process)

•        RRC acknowledges the carton ID (no receipt) as arrived at RRC and ships out on next store delivery

•        RRC passes vendor provided information via ASN to store. Store receipt triggers payment to vendor.

•        Move cross dock cartons to stores on next outbound delivery. DCs do not stock cross dock product

•        Support stores that ship directly from SLS distribution centers (DDCs and RRCs). HAS (Home Appliance Showrooms) do not have cross dock services (break pack, EMP, JIT, multiple items/multiple stores per carton) available.

4.       Storage

•        SHMC will provide the real estate footprint to accommodate DC planned inventory.

•        If SHO misses forecasts which results in exceeding available capacity SHMC will, at SHMC’s discretion, obtain additional capacity whether it is storage trailers, short term leased space or 3rd party providers. A new rate will apply when storage is 115% or more to plan.

•        Capacity available will be based on plan, rate will be dependent on rate addendum

•        If SHO comes in under planned storage usage, the storage charges will reflect a reduction in the variable costs. Fixed costs will remain the same.

5. Physical Inventory – Ownership: At no point in time will ownership of the inventory be transferred to SLS.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Title of Goods

•        Unless otherwise specified in an SOW, title to Goods and any proceeds of such Goods will remain at all times with SHMC and shall not pass to SLS under any circumstances. However, SLS through an SOW can facilitate acquisition of Goods by SHO.

•        It is agreed that title to such Goods will pass to SHO upon receipt at a Hometown Store or an Outlet store or appropriate SHO facility.

•        Physical Responsibility:

•        Inventory responsibility will not transfer from SHMC entity to SLS until Goods are identified and receipted in at point of unloading and confirmed receipts verified.

•        Inventory responsibility will be concluded as product is loaded and confirmed out of the facility via the printing of a trailer BOL by the DC.

•        Inventory Accuracy

•        Processes will be consistent with SHMC and continue as in past

•        Cycle count program will continue to follow current SHMC Audit Program

•        Cycle counting will be performed at a rate of 12% (locations) per month for nine consecutive months

•        Conduct an annual Sampling

•        An annual sampling is completed at each Distribution Center in the spring with a % of bins identified in advance which are counted on the designated date by an independent auditing team. Results are compared and verified.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Inventory shrink is calculated based on comparison of book (General Ledger) vs. perpetual (DOS). An inventory shrink/gain allowance is in effect with SHMC and current process will remain in place. SLS is not liable to SHO for inventory shrink/gain.

6.       Special Services

•        Requests from SHO which are not part of our base Receiving, Order Filling or Shipping will be handled via a Special Project Request at Special Project rate.

•        All Special Project Requests will be handled through SLS assigned Manager of Supply Chain Operations for Hometown and Hardware Stores and through the SLS Director of Return Logistics for Outlet Stores.

•        Special Requests are defined as not normal day to day business of receiving, order filling and shipping which may include but are not limited to:

•        Product/ carton Inspection

•        Out of area shipping

•        Vendor or item specific on hand verification

•        QA Issues like product re-labeling, re-ticketing, re-cartoning etc.

•        On demand cycle counts

•        Stop Sale and/or Stop Shipping (lock bins)

•        Full Truckload special off-site store sales

•        Store Openings

•        Store Closings

•        Planned

•        Unplanned

•        Other services not specified in Logistics Services SOW

7. Disposition of Unsalable, Defective and Obsolete Goods • Process DC returns to Vendor via RA/RGI procedures (Return Authorization/Return Goods Invoice)

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Provide liquidation service (sell to salvager, destroy/deface and dispose) per SHMC direction

•        Manage the liquidation of damaged merchandise (assigned to damage bin) per SHMC guidelines

•        SLS manages store liquidation recoveries such as ‘Craftsman Tool Returns’ and Store RA/RGI flowing via our reverse logistics network.

8.       Facility Operations

•        Description of the facilities available to SHO in attached Schedule

•        RRCs normal operating Is Monday through Friday / 5 days a week

•        DDCs normal operating is 7 days a week

•        Holiday schedule will be provided seasonally

•        Distribution Center Holiday Schedule

•        Store Delivery Holiday Schedule

•        Access to the facilities

•        Visits will require advance notice of at least 72 hours and are limited to SHO Associates. Visits will be accommodated during normal operating hours,

•        Requests for vendors to inspect or work product or re-carton etc. will be handled as a Special Service through Manager of Supply Chain Operations.

9.       Logistics Administrative Services

•        Customer Service

•        SLS Logistics Operations provides Managers of Supply Chain Operations (MSCO) to act as single point of contact for Hometown and Hardware Stores. The following services are included:

•     Works with business on new initiatives and defining new requirements

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•     Provides escalation support for day to day activities

•     Logistics Planning as described above.

•        Store Support Department (SSD)

•        Provide a single national contact phone # of the servicing distribution center – the Store Support Department (SSD)

•        Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•        Work on behalf of store:

•     For claims – Overs/Shorts/Damages (OS & Ds)

•     Trailer damage to property

•        Transportation Management Visibility (OTM

•        Provide a Website link for stores to see their truck delivery time and current shipment planned ETA and summary of contents

•        DC/Store Support

•        Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•        Coordinate resolution with Corporate SHMC/SHO businesses for DC service issues

•        Provide corporate project management and process directions to the Distribution Centers

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Develop and document business function operating policies

•        Assist with the development and implementation of strategic planning

•        Work with operations teams to determine optimal product placement and handling strategies

•        Manage and perform any special requests as required within the network

•        Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•        Approve all ‘Reverse Flow’ (store back to DC) requests; execute properly for each retail format

•        Logistics IT System and Support

•        Provide distribution center warehouse management system to support, control and report inventory transactions such as receipts, order filling, storage and shipping

•        Provide Project Management for all distribution center IT initiatives

•        Provide 24x7 escalation support to DC’s

•        Provide on-going support to DC network system infrastructure

•        WMS, YMS, Order Management software

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Communicate details of installs, upgrades and changes

•        Communicate planned outages

•        Provide first level escalation for urgent help desk issues

•        Hardware for DCs

•        Assist with installation and set-up of IT approved hardware/devices

•        Assist with IT certification of new devices

•        Maintenance agreements / contingencies

•        Network

•        Assist with design of LAN to support DC devices and processes

•        DC System integration

•        Provide project creation and gather business requirements for requested IT enhancements

•        Participate in DC contingency planning exercises

•        DC System security

•        Coordinate and assist with Sarbanes Oxley audits

•        Network Design and Flow Path

•        Provide long term network plan based on the mid to long term corporate initiatives

•        Incorporate SHO stores (both Hometown and Outlet) into Network Planning Models for alignment to the Distribution Centers while keeping Home Delivery dependencies intact

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Work on four-walls continuous improvement projects by simulating and mathematically modeling DC Operations

•        Work with Supply Chain Finance and Industrial Engineering to establish rates for activities performed

•        Approve SHO unique items under current SHMC approved product lines for stocking in the distribution centers following Flow Path New Item Review process.

•        Assist “SHO” with distribution options for new product lines.

•        Conduct Flow Path Analysis of distribution options. Provide feedback for expense and inventory levels. Analysis to be provided under terms of the Billing Methodology.

•        Import vs. Domestic Buy

•        Flow vs. DC Stock

•        Direct to Store vs. DC Stocking

•        Case Pack vs. Repack

•        Special Projects as requested will be provided under terms of LOS (Level of Service) Addendum

•        Project Management resources

•        Web Enabled Commerce Support

•        Manage and operate online fulfillment centers

•        Support online assortments

•        Project Management for “SHO” initiatives impacting the Logistics network

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Approve items for stocking in online fulfillment centers

•        Support Inventory transfers

•        Provide inventory cycle counts, inventory sampling and/or physical inventory as prescribed.

•        Provide support for parcel and freight shipments

•        Out of Scope: Handling of Hazardous items

•        Provide reporting related to online fulfillment centers to business

•        Provide assessorial services (non-fulfillment related) for activities performed in online fulfillment centers at prescribed rate outlined in Schedule 2.

•        Support vendor return and product liquidation processes at the online fulfillment centers

•        Return Logistics (Central Return Centers)

•        Manage all Vendor return and product liquidation processes/ agreements

•        Third Party Warehouse Management

•        Procure and manage 3rd party DC relationships and contracts as needed to meet SHO requirements.

•        Short-term and long-term project management

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

10.     Home Delivery

•        Delivery services to customer’s homes in Puerto Rico market unless otherwise agreed upon as a ‘Hybrid’ delivery market (same as mainland Home Delivery services).

•        Haul away of existing customer product (s) (as applicable)

•        Basic hook-up / overview of product in the customer home will be offered (as applicable)

•        Fly by and Fly Back

•        Pick up customer sold product at the store for delivery which is an additional stop charge expense.

•        Provide merchandise pick-up (MPU) from warehouse for customer orders

•        ROR’s (Record of Return)

•        ROR process in Puerto Rico will be consistent with SHMC mainland processes and rates.

BILLING METHODOLOGY 1. Logistics Billing Methodology • PR Warehouse expenses will be allocated to SHO based on the % of total inventory space utilized by the business (measured in square feet).

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

2.       Special Projects

•        Special requests for non-standard services, such as re-ticketing or re-cartonization, will be charged back to the business on a per project basis.

•        Amount of the charge will be equal to the hourly Special Project rate multiplied by the number of hours worked on the project. The Special Project rate is $50 per hour.

•        The project must be pre-approved by submitting the Special Project request form. SHO should contact their Manager of Supply Chain Operations if they require a Special Project.

3.       Puerto Rico Home Delivery:

•        SHO will be charged the carrier expense for home deliveries.

SHO stores will be billed a % of the total MDO monthly carrier expense. The charges are allocated to SHO stores based on their % of total home delivery stops completed during the month.

• Transportation Services – see Transportation

11.     Outlet store scope with SLS Central Return Centers:

SHMC (through the SLS Central Return Centers) will deliver Goods to SHO’s Outlet Stores. “Goods” include:

(1)     Non-resaleable merchandise;

(2)     Merchandise that Sears, Roebuck and Co. (“Sears”) or Kmart Holding Corporation (“Kmart”) has received back from its customers or its stores; which excludes defective goods.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

(3)     End-of-season merchandise;

Perform facility management and data processing services for SHO at the CRC Facilities.

1.       Acceptance of Goods: Receive and verify receipt of all Goods and scan or enter product information into the data processing system.

2.       Loading and Handling: Direct the loading of the Goods so as to promote safety of the Goods in transit and ease of handling in delivery. SLS shall mark, stencil, apply bill of lading information (as applicable) and segregate all Goods and shall block, brace and/or gate the containers, trailers or trucks as appropriate.

3.       Shipping Schedules and Load Factors: Adhere to the shipping and departure schedules mutually agreed upon by SLS and SHO. SHO agrees to provide shipment destination information on each completed load within 2 business days of being notified that the load is ready for shipping.

4.       SLS Transportation: Maintain shipping schedules while achieving an acceptable load factor, in cooperation with SLS Carrier Management on all truckload shipments.

5.       Documentation: Prepare and maintain bills of lading and other shipping documents. Bills of lading and other shipping documents shall be made available to carriers at the scheduled shipping or departure times, in a form that facilitates the receipt of Goods at the designated receiving location and the filing of claims by SHO or its vendors against carriers for Goods lost or damaged in transit, if necessary.

Global Sourcing	1. Merchandising Support • Buyer Support	Global Sourcing Services are offered as part of current Logistics Support.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Familiarize and remain up-to-date with Buyer’s sourcing, supply and merchandise needs, policies and requirements, including but not limited to a complete understanding of all information on corporate website.

•        Market Trend & Country of Origin advantage: Provide up-to-date market information, trends competitor information and productivity by category by country to help Buyer in identifying suitable products and Vendors.

•        Facilitate communications between Buyer and the Vendors and, when necessary, act as a translator for Buyer’s representatives in meetings with Vendors and potential Vendors.

•        Use best efforts to assist Buyer in the investigation and prosecution of any manufacturer, supplier or other party suspected of infringing upon Buyer’s proprietary rights.

•        If Buyer rejects delivery of any of the Merchandise for whatever reason, use its best efforts to enforce and monitor compliance with Buyer’s trademark guidelines and prevent the Vendor from disposing of such Merchandise without removing Buyer’s Trademarks, labels, brand names or other markings (e.g., logos) which may be attached to the Merchandise or collateral material (e.g., hangtags, packaging).

•        Vendor Qualification and Assessment

•        Vendor Qualifications: based on vendor’s product strength, production capacity, U.S. market and Retail direct experience, annual business volume, internal quality control, company terms including payment terms, defective policy, UTC, PLI, their service level in terms of communication & follow up, response time based on our request

•        Assist Buyer in working with selected Vendors on product selection, price negotiations, packaging development and Order placement.

•        Procure from prospective Vendors the information required by Buyer’s applicable company or factory profile questionnaire.

Any change to the current services provided to SHO businesses will be billed based on an agreed upon rate.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Work with Vendors to comply with the applicable provisions of the manuals and vendor import guidelines.

•        Product Development

•        Product Development Stage – based on buyer’s need and requirements, source and designate the potential vendor matrix

•        Advance sample approval – ensure the product being produced at the factory is the same level or higher standard per buyer’s approval sample

•        Packaging approval – ensure the packaging quality used on the product is per buyer’s requirement

•        Use its best efforts to ensure that the Design Materials used in or obtained or ordered for the manufacture of Merchandise are not used for any purpose other than the production of Merchandise solely for the account of Buyer “Design Materials” includes (without limitation) documents, designs, drawings, artwork, sketches, patterns, photographs, images, fabric and/or samples in whatever form, whether written, physical or electronic.

•        Costing

•        Costing Stage – Solicit with vendors on quotation, sample preparation and align Cost vs. Design requirements as defined by Outlet

•        In accordance with Buyer’s instructions, place Orders and use its best efforts to negotiate and achieve the combination of price, quality and delivery most favorable to Buyer for Merchandise which complies with the Merchandise Specifications, with the explicit understanding that Buyer shall have the right, but not the obligation, to directly participate in all such negotiations.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

2.       Production Management

•        Order Management – Order processing, training vendor base on Outlet’s testing, inspection and factory audit requirements, monitor sample approval, packaging approval and vendors’ production and on-time performance

•        Regularly follow-up on production and shipments under Orders.

•        Keep close contact with all Vendors to ensure that production of the Merchandise is running according to the delivery schedule set by Buyer for each item.

•        After becoming aware of any delivery delays, other noncompliance with the applicable T&C’s or Order, or other problems, promptly inform Buyer, and use reasonable efforts to implement Buyer’s decisions regarding new delivery terms and/or cancellation of Orders.

•        Unless otherwise instructed by Buyer in writing, instruct vendors that Merchandise is not to be shipped to the Buyer after the shipment or cancellation date specified in the applicable Order without Buyer’s prior written consent.

•        In the event of claims, assist in negotiations with the Vendors and shippers on behalf of Buyer to obtain settlement in the best interest of Buyer.

•        Use best efforts to ensure that the transshipment of Merchandise to conceal the true country of origin or the labeling of Merchandise with information that is deceptive as to the true country where the Merchandise was manufactured does not occur in the manufacture of Merchandise for purchase by Buyer.

•        If specifically requested to do so by Buyer and agreed to by Agent, confirm that quota has been secured for Merchandise and, when requested by Buyer, Agent shall secure quota, if required, for the account of Buyer and issue bills to Buyer for the cost of said quota pursuant to this Agreement.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3.       Quality Assurance and Technical Support

•        Testing & Inspection – Product Specifications and requirements are verified through pre-production / production testing as well as in-line & final inspections.

•        Conduct reasonable sampling inspections of Merchandise procured for Buyer (including at the Vendor’s facility, if Buyer so requests) to assure that the Merchandise meets the Merchandise Specifications and all fabric, quality, labeling, packaging and other standards and requirements prescribed by Buyer

•        A certificate verifying the conduct of and results of the final inspection shall be submitted upon request by Buyer. Buyer shall have the right to inspect those inspection records which relate to product ordered by and shipped to Buyer.

•        Inspections will not relieve the Vendor of its responsibility to Buyer for the quality and quantity of the products or services supplied and Agent shall instruct all Vendors of their responsibility in this regard.

•        Technical / Color Approval Support (For Apparel, Soft Home, Footwear, Fashion Accessories) – Tech and color SHGS teams will ensure the measurement, fitting and colors are within tolerance set forth by buyer

4.       Social Compliance factory audit –

•        SHGS compliance team monitored a total of 1,619 active factory base under Steton system, which provide factory audit history for merchandising team to understand up-to-date social compliance performance and corrective action plan and timeline by factory by vendor

•        Comply at all times with all laws applicable to Agent’s conduct and of the country in which the Merchandise is manufactured.

•        Encourage and monitor Vendors’ compliance with (i) legal requirements, including but not limited to, CPSIA safety testing requirements as it may relate to any product categories, and (ii) the terms of applicable Orders, T&C’s, Merchandise Specification and other contractual requirements.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Use best efforts to ensure that no child, forced or convict labor in violation of the local laws of the country in which the Merchandise is manufactured, or to which the Merchandise is being exported, is used in the manufacture of Merchandise.

•        Immediately identify to Buyer any financial interest or family relationship Agent, Agent’s employee(s) and/or Agent’s shareholder(s)/owner(s) have, had or may have with a Vendor or export supplier, or a potential Vendor or export supplier.

•        If Buyer purchases Merchandise from a Vendor or export supplier with whom Agent, Agent’s employee(s) and/or Agent’s shareholder(s)/owner(s) have, had or may have a financial interest or family relationship, Agent shall provide written assurances to Buyer that (i) such interest or relationship will not affect Agent’s ability to perform the services described herein and (ii)

•        Agent shall not share profits or other proceeds with such Vendor or export supplier from any transaction resulting from Agent’s performance of its services.

5.       Logistics Support

•        Facilitate the processing of export documentation necessary for customs clearance in the port of entry,

•        Monitor Merchandise shipping for compliance with Orders.

•        Monitor compliance with and advise Buyer as to shipping logistics and delivery terms required in Orders or otherwise specified by Buyer.

•        Promptly after becoming aware of the same, advise Buyer of any non-compliance with the above and obtain the written approval of Buyer for non-compliance or changes in requirements.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Prior to the exportation of the Merchandise to the United States (or such other country as Buyer shall designate), Agent shall facilitate the collection of and provide all documents, certificates, forms, statements and information appropriate or necessary for exportation to and importation into the United States, or other country of destination.

•        Analysis best flow path per Outlet’s target in-store dates and provide ocean freight and in-land shipping cost estimation / options

•        Secure Vessel bookings

•        ensure shipping documentations are reflecting the correct details per Outlet purchase orders for smooth customs clearance

•        Others – See details in SOW documentation of Warehouse distribution & Logistic services

6.       Finance Support

•        Statutory Reporting: External reporting to local statutory and tax authorities through filing of audited financials and tax returns.

•        Management Reporting: Internal management reporting to SHC Hoffman teams and SHGS executives, branch managers and department heads.

•        Claims Processing

•        Creation of claims against vendors for SHGS local services

•        Creation of claims against vendors on behalf of SHC corporate

•        Monitor offset of claims receivables against FOB payable

•        Implement routine and necessary collection efforts

•        Exercise hold payment if necessary as leverage

•        Resolve disputes through co-ordination with different depts.

•        LC and payment processing

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Processing steps leading to issuance of LC to vendors

•        Attend to all routine and ad hoc issues relating to LC processing

•        Process wire transfer payments

•        PLI Compliance

•        Monitor Product Liability Insurance applications

•        Ensure vendor compliance to PLI

•        Diligence and internal control Steps

•        Recording and exercise custody steps over cash and fixed assets

•        Ensure proper authorization over all expenditure

•        Maintain segregation of duties and promote internal control steps

1.       Merchandising Support

•        Buyer Support

•        Familiarize and remain up-to-date with SHO’s sourcing, supply and merchandise needs, policies and requirements, including a complete understanding of all information on corporate website.

•        Market Trend & Country of Origin advantage: Provide up-to-date market information, trends, competitor information and productivity by category by country to help SHO identify suitable products and Vendors.

•        Facilitate communications between SHO and the vendors and, when necessary, act as translator for SHO’s representatives in meetings with vendors and potential vendors.

•        Help SHO investigate and prosecute any manufacturer, supplier or other party suspected of infringing upon SHO’s proprietary rights.

•        If SHO rejects delivery of any of the Merchandise for whatever reason, help SHO enforce and monitor compliance with its trademark guidelines and prevent the vendor from disposing of the

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Merchandise without removing SHO’s Trademarks, labels, brand names or other markings (e.g., logos) that may be attached to the Merchandise or collateral material (e.g., hangtags, packaging).

•        Vendor Qualification and Assessment

•        Vendor Qualifications: based on vendor’s product strength, production capacity, U.S. market and Retail direct experience, annual business volume, internal quality control, company terms including payment terms, defective policy, UTC, PLI, their service level in terms of communication & follow up, response time based on our request

•        Assist SHO in working with selected vendors on product selection, price negotiations, packaging development and order placement.

•        Procure from prospective vendors the information required by SHO’s company or factory profile questionnaire.

•        Work with vendors to comply with the applicable provisions of the manuals and vendor import guidelines.

•        Product Development

•        Product Development Stage – based on SHO’s need and requirements, source and designate the potential vendor matrix

•        Advance sample approval – ensure the product being produced at the factory is the same level or higher standard per SHO’s approval sample

•        Packaging approval – ensure the packaging quality used on the product is per SHO’s requirement

•        Use its best efforts to ensure that the Design Materials used in or obtained or ordered for the manufacture of Merchandise are not used for any purpose other than the production of Merchandise solely for SHO’s account. “Design Materials” includes documents, designs, drawings, artwork, sketches, patterns, photographs, images, fabric or samples in whatever form, whether written, physical or electronic.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Costing

•        Costing Stage – Solicit with vendors on quotation, sample preparation and align Cost vs. Design requirements as defined by SHO

•        In accordance with SHO’s instructions, place orders and use its best efforts to negotiate and achieve the combination of price, quality and delivery most favorable to SHO for Merchandise that complies with the Merchandise Specifications, with the explicit understanding that SHO has the right, but not the obligation, to participate directly in all negotiations.

2.       Production Management

•        Order Management – Order processing, training vendor base on SHO’s testing, inspection and factory audit requirements, monitor sample approval, packaging approval and vendors’ production and on-time performance

•        Regularly follow-up on production and shipments under orders.

•        Keep close contact with all vendors to ensure that production of the Merchandise is running according to the delivery schedule set by SHO for each item.

•        Promptly notify SHO upon becoming aware of any delivery delays, other noncompliance with the applicable T&C’s or order, or other problems, and use reasonable efforts to implement SHO’s decisions regarding new delivery terms and cancellation of orders.

•        Unless otherwise instructed by SHO in writing, instruct vendors that Merchandise is not to be shipped to the SHO after the shipment or cancellation date specified in the applicable order without SHO’s prior written consent.

•        In the event of claims, assist in negotiations with the vendors and shippers on behalf of SHO to obtain settlement in the best interest of SHO.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Use best efforts to ensure that Merchandise supplied to SHO is not transshipped to conceal the true country of origin or deceptively labeled as to the true country of manufacture.

•        If specifically requested to do so by SHO and agreed to by Agent, confirm that quota has been secured for Merchandise and, when requested by SHO, Agent shall secure quota, if required, for the account of SHO and issue bills to SHO for the cost of the quota.

3.       Quality Assurance and Technical Support

•        Testing & Inspection – Product Specifications and requirements are verified through pre-production / production testing as well as in-line & final inspections.

•        Conduct reasonable sampling inspections of Merchandise procured for SHO (including at the Vendor’s facility, if SHO so requests) to assure that the Merchandise meets the Merchandise Specifications and all fabric, quality, labeling, packaging and other standards and requirements prescribed by SHO.

•        Provide SHO a certificate verifying the conduct of and results of the final inspection upon request. SHO has the right to inspect those inspection records that relate to product ordered by and shipped to SHO.

•        Inspections will not relieve the vendor of its responsibility to SHO for the quality and quantity of the products or services supplied and Agent shall instruct all vendors of their responsibility in this regard.

•        Technical / Color Approval Support (For Apparel, Soft Home, Footwear, Fashion Accessories) – Tech and color SHGS teams will ensure the measurement, fitting and colors are within tolerance set forth by SHO.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

4.      Social Compliance factory audit –

•        SHGS compliance team monitored a total of 1,619 active factory base under Steton system, which provide factory audit history for SHO’s merchandising team to understand up-to-date social compliance performance and corrective action plan and timeline by factory by vendor

•        Comply at all times with all laws applicable to Agent’s conduct and of the country in which the Merchandise is manufactured.

•        Encourage and monitor vendors’ compliance with (i) legal requirements, including CPSIA safety testing requirements as it may relate to any product categories, and (ii) the terms of applicable Orders, T&C’s, Merchandise Specification and other contractual requirements.

•        Use best efforts to ensure that no child, forced or convict labor in violation of the local laws of the country in which the Merchandise is manufactured, or to which the Merchandise is being exported, is used in the manufacture of Merchandise.

•        Immediately identify to SHO any financial interest or family relationship that Agent, Agent’s employees or Agent’s shareholder or owner have, had or may have with a vendor or export supplier, or a potential vendor or export supplier.

•        If SHO purchases Merchandise from a vendor or export supplier with whom Agent, Agent’s employee or Agent’s shareholder or owner have, had or may have a financial interest or family relationship, Agent shall provide written assurances to SHO that (i) such interest or relationship will not affect Agent’s ability to perform the services described herein and (ii)

•        Agent shall not share profits or other proceeds with such vendor or export supplier from any transaction resulting from Agent’s performance of its services.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

5.      Logistics Support

•        Facilitate the processing of export documentation necessary for customs clearance in the port of entry,

•        Monitor Merchandise shipping for compliance with orders.

•        Monitor compliance with and advise SHO as to shipping logistics and delivery terms required in orders or otherwise specified by SHO.

•        Promptly after becoming aware of the same, advise SHO of any non-compliance with the above and obtain the written approval of SHO for non-compliance or changes in requirements.

•        rior to the exportation of the Merchandise to the United States (or such other country as SHO shall designate), Agent shall facilitate the collection of and provide all documents, certificates, forms, statements and information appropriate or necessary for exportation to and importation into the United States, or other country of destination.

•        Analysis best flow path per SHO’s target in-store dates and provide ocean freight and in-land shipping cost estimation and options

•        Secure Vessel bookings

•        ensure shipping documentations are reflecting the correct details per SHO purchase orders for smooth customs clearance

•        Others - See details in SOW documentation of Warehouse distribution & Logistic services

6.      Finance Support

•        Statutory Reporting: External reporting to local statutory and tax authorities through filing of audited financials and tax returns.

•        Claims Processing

•        Creation of claims against vendors for SHGS local services

•        Creation of claims against vendors on behalf of SHO

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Monitor offset of claims receivables against FOB payable

•        Implement routine and necessary collection efforts

•        Exercise hold payment if necessary as leverage

•        Resolve disputes through co-ordination with different depts.

•        LC and payment processing

•        Processing steps leading to issuance of LC to vendors

•        Attend to all routine and ad hoc issues relating to LC processing

•        Process wire transfer payments

•        PLI Compliance

•        Monitor Product Liability Insurance applications

•        Ensure vendor compliance to PLI

•        Diligence and internal control steps

•        Recording and exercise custody steps over cash and fixed assets

•        Ensure proper authorization over all expenditure

•        Maintain segregation of duties and promote internal control steps

BILLING METHODOLOGY

1. Logistics Billing Methodology

•        Variable handling billing

•        Rates for the RRCs are by flow path and by product size (Small, Medium, Large and Extra Large). Each Div-Line is placed into a size group at the beginning of the year based on last year’s average inbound carton cube for that Div-Line.

•        Rates for the DDCs are by flow path and division.

•        SHO will be billed based on disbursement volume out of the distribution centers.

•        Fixed handling billing

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Fixed Handling represents the portion of logistics cost that does not vary with volume and that is not related to storing merchandise.

•        SHO will be charged the 2012 plan level for fixed handling (plan is based on the SHO 2011 actual charge for fixed handling by network).

•        Storage billing

•        Cost is based on usage of DC inventory space.

•        SHO will be billed based on cubic feet of RRC inventory space and square feet of DDC inventory space.

•        Cubic/Square foot space usage is allocated to SHO based on the % of total division level volume attributed to the business.

2012 Storage and Handling Rates by Flow Path are listed in “2012 Logistics Rates”.

2. CRC Handling and Transportation

•        CRC handling services are billed on a per scan basis.

•        Transportation rates are based on the average size of the item. SHO is assigned a rate based on the average cube per selling unit.

•        Salvage revenue is derived from recovery of salvageable merchandise. Rate is set in accordance with our agreement with third party(s).

•        Freight and handling planned revenue is based on 2011 average actual rate.

3. Billing of Overheads

•        SHO will be billed for other Logistics Overhead expenses based on the % of total DC handling expenses (fixed and variable) attributed to SHO. Other Overheads is defined as Supply Chain Management overhead minus Inventory Management, Space Management and Global Sourcing.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

4. DC Markdowns

•        DC Markdowns include I/B damage, price change markdowns, price protection subsidy, and damage caused during storage and handling at the DC.

•        Allocation of charges to SHO for DC markdowns is based on the % of division level store markdowns attributed to SHO.

5. Online Fulfillment Services – No charge

6. Special Projects

•        Special requests for non-standard services, such as re-ticketing or re-cartonization, will be charged back to the business on a per project basis.

•        Amount of the charge will be equal to the number of hours worked on the project multiplied by $50 (the hourly special project rate).

•        The project must be pre-approved by submitting the Special Project request form. SHO should contact their Manager of Supply Chain Logistics if they require a Special Project.

7. Third Party Warehouse Management – No charge.

8. Supply Chain charges will be billed monthly and trued-up to the actual expense at the end of each quarter. This will involve a comprehensive review of all supply chain charges. Expense true up will have a direct impact on the Logistics expense.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services		Fees
PAYMENT CLEARING AND RELATED FINANCIAL SERVICES
SEARS FINANCIAL SERVICES (SFS)
Third Party Payment Acceptance

2.1 SFS manages the payment acceptance process of authorization and settlement for the acceptance of third party credit and debit cards through contracts with Discover, American Express, and First Data (for the acceptance of Visa and Mastercard-branded cards). In addition, SFS will manage SHO’s Telecheck relationship for the acceptance and settlement of checks. Sears Financial Services manages third-party partner SLA performance, PCI and regulatory compliance, technical enhancements and tender optimization

Each tender type accepted for payment at SHO has an interchange rate associated with it. Following is a breakdown of the 2012 Planned Bankcard Rates and Check Expense Plans by Tender Type for SHO:

			Each month, Sears Financial Services will charge out the direct liability for third party payment costs associated with SHO’s merchandise sales for that month. The total payment cost and total payment cost as % of sales will vary from month to month based on merchant promotional activity (e.g. tied-to-Sears-credit offer). Sears Financial Services will provide monthly reporting for SHO so they can better understand the drivers of the payment costs they incurred in each month.
	Credit:
	American Express	2.20%
	Visa	1.88%
	Mastercard	1.87%
	Discover	1.37%
	Sears Card	0.00%
	Signature Debit:
	Visa	0.79%
	Mastercard	0.94%
	Pin Debit Expense	0.55%
	Check and POA Expense	0.55%

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Consumer Credit Cards

2.2 SFS manages lending relationships (currently with Citibank and Capital One) for the provision of Sears-branded credit to SHO through either a private label or a general purpose credit card. Provision of credit to SHO (1) reduces payment costs, (2) builds our business partner data warehouse of marketable households and transactional activity, (3) gives business partners access to financing to purchase goods from SHO, (4) offers merchants a vehicle for targeting promotional offers (including 0% financing), and (5) generates an incremental revenue stream from our lending relationships.

The acquisition of and ongoing business partner use of Sears-branded consumer credit cards creates a number of benefits for SHO. Our lending partnerships include a variety of revenue, expense and subsidy streams that can be tapped to help SHO grow sales, manage down their third party payments costs, and offset the expense of select promotional offers (when tied to credit).

The successful optimization of our Sears consumer credit programs requires the alignment of incentives across Financial Services and SHO. To this end, we will distribute the credit revenues associated with the Sears credit programs according to the following table:

	Financial Services	SHO
Net New Account Revenue	25%	75%
Non-0% Credit Revenue	25%	75%
Associate Incentive		100%
Tied-to-Credit Subsidy		100%

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Net New Account Revenue represents the fees paid by Citi and Capital One for a new approved, activated credit card account. For Citi and Capital One underwritten accounts, the fee paid to SHO is $9.94 per account.

Non-0% Credit Revenue is earned only on Sears Cards issued by Citi. It is subject to a sliding rate schedule (outlined in the Citi-Sears Program Agreement) which is based on the Dollar Volume of SHO Merchandise sales and the Dollar Volume of 0% Sears Card sales. The Non-0% Credit Revenue rate in effect on February 1, 2012 is 163 basis points subject to change based on future sales performance.

Financial Services pays for the $2 Associate Incentive earned by SHO associates for every credit card application generated. From time to time, Financial Services will fund additional incentive contests where it will pay up to $4 for every credit card application generated

In addition, Financial Services will work with SHO to design, develop, and execute merchant offers tied to credit that generate Non-0% credit revenue for SHO. These offers may be eligible for incremental Tied-to-Credit Subsidy from Citi which will be negotiated on a one-off basis based on the business case developed between Financial Services, Citi and the SHO.

0% Promotional Financing is another promotional tool that can be leveraged by SHO to incent merchandise sales. SHO will be assessed a Merchant Discount Rate (MDR) based on the duration of the promotion. The expense table for 0% Promotional Financing for 2012 is included below. By way of example, the 2012 MDR for a 12 months deferred interest financing promotion was 325bps. In addition to reducing third party payment acceptance costs when a customer shifts their payment option to the Sears Card, Protection Agreement (PA) attach rates also increase with the use of 0% promotions. Zero Percent

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
financing gives customers the ability to pay for their PA over time versus all at once. Between the third party payment expense savings and the incremental margin from the higher attachment rate, SHO can self-fund its 0% financing promotions.

Duration	Rate
6 months	2.65%
12 Months	3.25%
18 Months	5.28%
24 Months	8.29%
36 Months	15.03%

Gift Cards

2.3 SFS manages the product development, operational support, vendor management, marketing budget, and state-by-state compliance for Sears/SHO branded gift cards. Gift cards offer SHO a convenient gifting option when they cannot find or do not know what color/size/brand/style merchandise their recipient would like most. It gives Sears/SHO an opportunity to market Sears, Sears/SHO outside of stores through Gift Card Malls and Rewards programs nationwide. And it creates a currency for shopping that is convertible only for Sears/SHO merchandise which once purchased/received, naturally increases consideration and usage for our brands. Plus Sears/ SHO gift cards carry no fees and never expire.

The interchange rate on Sears/SHO gift cards will be 200bps of gift card value redeemed. This Gift Card Fee covers the cost of running the gift card program (i.e. ValueLink processing costs, plastics, B2B discounts (associated with third party sales of Sears/SHO gift cards outside SHC stores), etc.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Requesting custom gift cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.

Gift Card Acceptance

2.4 SHC and SHO will accept each other’s gift cards as a tender type and will be reimbursed for the “same as cash” value of the gift card redemption regardless of where the gift card originated.

Sears Financial Services and SHO will agree to partner on the development and implementation of periodic “Spend and Get” promotions which will be offered to consumers in Sears/SHO as a means of driving incremental traffic and revenue.

Financial Summary of Spend & Get Promotions:

Accounting Activity/Description	Account	Timing
At time of reward card issuance, SHO is charged 100% of reward card value	Gross Margin Adj 50181	At Activation
SHO receives 25% discount on reward card issuance expense	Gross Margin Adj 50181	At month end close for the month in which promotion was run
SHO receives 75% of breakage benefit for expiring states	Gross Margin Adj 50181	The month following the promotional expiration date
SHO receives 75% of breakage benefit for non- expiring states	Gross Margin Adj 50181	The month following the promotional expiration date
SHO Receives 25% charge on any redemptions taking place within their Format	Gross Margin Adj 50181	The month following the promotional expiration date

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Requesting custom Spend & Get cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.
Installment Loans

2.5 SFS manages the lending relationship with GE who provides the capability for our business partners to buy our product and services over a fixed term with equal monthly payments. Installment loans provides our associates with a tool that allows them to promote the low monthly payment option as a vehicle to increase sales ticket, improve attachment and grow accessory sales. Provision of installment loans gives SHC and its merchants a unique advantage over its major hardline competitors as they do not currently offer this product.

Similar to the utilization of 0% promotional financing in section 3.2, Installment Loans are another promotional tool that can be leveraged by SHO to incent merchandise sales. SHO will be assessed a Merchant Discount Rate (MDR) based on the duration and consumer interest rate of the promotion. The expense table for Installment Loans is included below. By way of example, the 2012 MDR table is listed below.

36 Month Term
APR	MDR	Monthly Payment on $1,000 Purchase
4.99%	10.42%	$29.97
7.99%	7.37%	$31.33
9.99%	5.24%	$32.26
12.99%	3.23%	$33.69

48 Month Term
APR	MDR	Monthly Payment on $1,000 Purchase
4.99%	13.42%	$23.02
7.99%	9.40%	$24.41
9.99%	6.72%	$25.36
12.99%	4.00%	$26.82

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Layaway	2.6 SHO will continue to have available at point of sale and be able to offer customers Layaway options in all retail locations. SHMC/SFS will continue to provide access and support for the existing layaway functionality.
Reporting & Support

Financial Services will provide SHO with a month by month forecast for annual Financial Services revenue and expense items by product (e.g. Sears Credit, Third Party Payments, Layaway, Gift Card).

Financial Services will provide weekly reporting of SHO sales by tender type for the purposes of enabling your organization to forecast monthly revenues, expenses, opportunities and risks.

Financial Services will provide a single point of contact for SHO to address questions you may have as well as assist you in the design and execution of promotional programs for optimizing benefits and reducing expenses.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
IT SERVICES IT SERVICES Base Operations for 2012 (PER 2012 I&TG SERVICE CATALOG VERSION 1.1-MAR 2012)	Technology Product Domain Business Strategy & Operations: • Enterprise Learning & Development • Enterprise Process Management • Enterprise Project / Program Management	$12,004 $32,744 $48,821
	Business Strategy & Operations Total	$93,569
	Information Analytics & Innovation • BI Administration • BI Application Support • BI Data Monitoring • BI Delivery Administration • BI License Management & Support • Supply Chain Management	$11,306 $266,063 $46,829 $57,532 $62,870 $374
	Information Analytics & Innovation Total	$444,974

Network & Security Services:

•       Compliance

•       Media Services

•       Non-retail Asset Maintenance

•       Retail Asset Maintenance

•       Security

•       Telecom Provisioning & Management

•       Telecommunications Data

•       Telecommunications Voice

		$89,867 $22,337 $82,513 $53,404 $460,099 $305,188 $4,095,582 $647,057
	Network & Security Services Total	$5,756,047
	Operational Services: • Associate & Customer Desktop Support • Data Center Operational Services • Distributed Environment Services • Storage Services	$65,393 $660,421 $961,213 $208,106
	Operational Services Total	$1,895,133

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	Retail Services: • Core Retailing Transaction Support • Customer Facing Transaction Support • Hardware Support Services	$310,871 $68,673 $377
	Retail Services Total	$379,921

Service Management:

•       Administration

•       Business Continuity

•       IT&G Service Quality Management

•       IT&G Service Support

•       I&TG Service Support – Corporate Desktop Support

•       Learning & Development

•       Performance & Service Management

		$959 $27,439 $14,416 $2,254 $168,341 $1,720 $11,784
	Service Management Total	$226,913
	BASE OFFERING GRAND TOTAL	$8,796,557
IT Support Services	Business Strategy & Operations Development & Support Services: • Fixed team minimum to support and maintain services, multiple enhancements, external variable charged, as needed	$811,200
	BUSINESS STRATEGY & OPERATIONS SUPPORT SERVICES TOTAL	$811,200
IT Service Costs – Base Components

Service costs of Base Components for SHO will not exceed $9.6M for 2012, assuming SHO usage and requirements are consistent with that experienced in 2011.

•       Annual increases to the Base Component and Systems Access/Maintenance service costs will be capped at five-percent (5%) with the exception of increases to 3rd Party services which will be passed through to SHO.

•       Any additional increases will be subject to negotiation and agreement by both parties in advance of any applicable increase.

Labor Rates actual spend is based on the time and materials cost associated with Service Requests determined on a project-by-project basis, as well as by the skill sets required to deliver the Services.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

I&TG Standard Rates for Sears Holdings Corporation (SHC) and Sears IT & Management Services India Private Limited (SHI) Associates for Fiscal Year 2012:

Labor Type	Skill Set	Hourly Rate
SHC Associate	Associate	$65.00
SHI Associate	Off-shore Engineer	$35.00
SHI Associate	On-site Engineer	$65.00
3rd Party Contractor	Variable	TBD	*

* Hourly rates will be reviewed with and approved by SHO

HOME SERVICES (Installation & Repair)

Services performed in accordance with the Merchandising Agreement dated                  , 2012 between SHO, Sears, Roebuck and Co., and others, including those set forth in Section 11 of the Merchandising Agreement.

1. Home Delivery

Delivery Services will be made available to all SHO markets unless a market is otherwise agreed upon as a “Hybrid” delivery market.

Haul Away of existing customer product(s) (as applicable)

Basic hookup / overview of product in the customer home will be offered (as applicable)

Pickup of returned goods (RORs) from consumer

Delivery Fee

SHO (Outlet) Customer Standard Delivery Charge is based on the Market Delivery Rate Table. Home Services will reimburse/charge SHO (Outlet) for the difference between the Market Delivery Rate and $69.99.

SHO (Hometown – HTS, HAS or AHS)

Standard Delivery Charge is based on Market Delivery Rate Table.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

The rates cover all carrier and 4-wall MDO expenses and related carrier management, carrier negotiation, site management, routing, customer engagement and containment, infrastructure costs and all Customer Care Network costs.

The rate is per stop - if multiple products are delivered on a single retail customer stop, only 1 charge will be incurred.

The Delivery rates stated for SHO Store locations do not include a potential fuel surcharge (see fuel surcharge table).

The Delivery rates for SHO (HTS and Outlet) are included in the Market Delivery Rate Tables attached to this Appendix 1.01 as Exhibits HS-1 and HS-2, respectively.

Home Delivery Fuel Surcharge

In addition to the fees for Home Delivery services set forth in the Agreement, SHO agrees to pay to SHMC an additional amount to compensate SHMC’s Home Services business unit for increases in the retail cost of fuel for trucks used to provide the Services (a “Fuel Surcharge”) when such cost equals or exceeds $4.40 per gallon (National Averages), calculated as follows:

On the last day of each calendar month, SHMC shall establish the retail cost of its truck fuel by reviewing average price for the month based on the “Gasoline and Diesel Fuel Update” as published by the U.S. Department of Energy’s Information at: http://www.eia.gov/petroleum/gasdiesel/.

Fuel Surcharge table is included.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or greater than $4.40 per gallon, SHMC shall charge and SHO agrees to pay SHMC a Fuel Surcharge as described in the chart below.

Home Delivery Fuel Surcharge Table

Monthly Average Diesel Price		Fuel surcharge per billed stop
At Least	But Less Than

$2.40	$4.40

$4.40	$4.60	$0.36

$4.60	$4.80	$0.72

$4.80	$5.00	$1.08

$5.00	$5.20	$1.44

$5.20	$5.40	$1.80

$5.40	$5.60	$2.16

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

$5.60	$5.80	$2.52

$5.80	$6.00	$2.88

$6.00	$6.20	$3.24

$6.20	$6.40	$3.60

$6.40	$6.60	$3.96

$6.60	$6.80	$4.32

$6.80	$7.00	$4.68

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or less than $2.40 per gallon, SHMC shall rebate SHO a Fuel Surcharge as described in the chart below.

Monthly Average Diesel Price		Fuel surcharge per billed stop
At Least	But Less Than

$2.20	$2.40	($0.36)

$2.00	$2.20	($0.72)

$1.80	$2.00	($1.08)

$1.60	$1.80	($1.44)

$1.40	$1.60	($1.80)

$1.20	$1.40	($2.16)

$1.00	$1.20	($2.52)

Merchandise Pick-Up (MPU) Merchandise Pick-Up (MPU) represents Home Appliances product picked up at an MDO for delivery or installation by anyone other than a Home Services Delivery carrier.	Merchandise Pick-Up Fee The rate for MPU service will be a flat rate of

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	This MPU fee will be billed by division to the selling unit. MPU does not qualify as a billable stop.	$10.00 per deliverable unit. Home Delivery Services will rebate $5.00 for each Retail Installation contractor pickup (excluding Outlet Stores).

MDO Concessions / Damage Charges

Charged to SHO via a SOAR Entry at month end in Vertical Financial System Account VC07033 MDO Damage.

Charges are related to:

Customer Accommodation Costs (Gift Cards) related to concealed damage.

Merchandise Depreciation / Markdowns on Concealed Damages for Saleable and Non-Saleable items.

Depreciation rates on saleable items are set between the SHMC BUs and SHO (Outlet business).

Hard Inventory Markdowns on Merchandise in the MDO Inventory.

Charges to SHO are based on percentage of SHO ROR stops to total ROR stops by merchandise division.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

	2. Installation Services Retail Installation Services provided include: Garage Door Opener, Garbage Disposal, Hot Water Heater and Built In Appliance	Retail Installation Services Fees are market specific and loaded in the SHO POS system.

Commission Rate:

SHMC (through its Retail Installation Services unit) will pay 15% commission on the Net Revenue (after cancellations) of the installation sale sold in SHO locations.

Fee Basis is per Installation order sold - net of cancelled customer orders.

SHO receives a Sell Short chargeback at month end for installations sold below the set installation price at POS.

Commission Rate is 15% on the Net Revenue

Take the Lead Program (Installation):

SHMC will pay a commission to SHO from Installed Net Sales generated from the qualified leads at SHO locations through the Take the Lead Program. “Installed Net Sales” are the total sales proceeds received from the homeowner on sold jobs that have been completed less allowances, cancellations and credit rejections as settled by SHMC. The SHO (HTS owner) commission is 7.5% of Installed Net Sales and will be listed on Line 12 of their current commission statement. SHMC will pay SHO an additional 1% of installed Net Sales as a corporate commission.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3. Product Repair Service

SHMC will provide product repair services for Collect (customer paid) and In-Warranty repair customers via In-Home repairs, Carry-In repairs and repairs at SHO locations.

Home Services’ services include, and SHO’s damaged rate covers: all costs incurred for each service event including:

All tech, management and support labor and all parts supply

All CCN services related to customer engagement and satisfaction

All parts sourcing and related management

All truck expense, including lease, maintenance, fuel and insurance

All Supply chain / distribution services related to parts

All Product Quality Management team and Overhead expenses

All claims management services

All capital investment to support In Home and Carry-In Operations

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

	Service Order Transfer Fee (SOTF): is defined as the Carry-In service order transfer fee that reimburses the Store for the creation of the service order, material handling of the customer’s product, and the collection and close of the service order at time of customer product pick-up.	Service Order Transfer Fee (SOTF) is $10.50 per service order.

	Misdirect fee: is defined as incorrect or repair-ineligible products that are sent to the Carry-In repair centers. Stores should refer to the Carry-In Brand & Product eligibility matrix before accepting customers’ products for repair.	Misdirect Fee is $40.00 per service order.

	Diagnostics fee: is defined as the minimum Carry-In service fee to transport, diagnose, create customer estimate, and return the product back to the Store. Diagnostics fee will be applied to all customer service orders when repair services are declined by the customer.	Diagnostics Fee is $40.00 per service order.

4. Service Contracts

SHMC will continue to offer Sears Service Contracts to customers shopping in SHO Stores.

SHMC pays an acquisition fee to SHO for the sale of Sears Protection agreements / Sears Purchase Protect agreements.

Service Contract Fee/Reimbursement Schedule:

50% of Protection Agreement Sales will be paid to SHO as a commission on all Service Contract sales. The 50% commission is calculated on the Net Revenue (after cancellations).

Service Contract Fee is 50% of the Net Revenue from PA Sales.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Fee Basis is per protection agreement or Sears Purchase Protect agreement sold - net of cancelled customer orders.

This commission rate remains in place provided that SHMC remains the exclusive provider for Service Contracts on all merchandise sold through SHO retail locations to SHO customers

Commissions to SHO’s Outlet business employees and HTS owners are the responsibility of SHO.

SHMC and SHO must review and agree before any percentage adjustments are made to the commission paid to SHO employees and HTS owners.

5. Sears Parts Direct Services

The Sears Parts Direct team will maintain and continue providing access to all SHO dependent Parts Ordering Systems. These Services include but are not limited to:

Sourcing, purchasing, shipping and handling of all Parts Orders.

Providing sales and commissions files for all Parts Orders placed by SHO will be handled by sears.com or Parts Direct.

Parts Direct Fees and Commissions: SHMC will pay SHO a 33.5% commission on customer part orders through Parts Direct.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

Parts Direct collects 100% of all shipping charges on customer part orders. SHMC and SHO must agree to any adjustments to the commission percentage paid to SHO’s HTS owner.

Bulk Part Orders are placed through the Sears Commercial Parts account. The bulk order must meet a minimum purchase requirement of $400 to qualify for a 25% discount on the transaction and free ground shipping. Transactions less than $400 will not receive a discount or free shipping consideration.

All bulk transactions will be handled as a Commercial Parts transaction and the Commercial return policy applies, with a $25 minimum to return, 25% restocking fee, 90 days to return. Authorization is required on all returns.

SHO (HTS Ops) receives no financial consideration on bulk transactions.

Store Charge is used to replace a missing or damaged part on a Store display or to replace a missing or damaged part for a customer on a product purchased from the Store. The charges are absorbed by SHO at a cost of (Parts Direct Cost + 25%). Parts that are ordered via the Store Charge process are not returnable unless damaged or defective. Damaged or defective parts will be replaced or refunded.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

REAL ESTATE
Market Research	Mapping Off Shore Market Reviews (Excludes Outlets)	$100 per map No Charge

Asset Management	Notice of Tenant Obligations	No Charge

Real Estate Transition Services (mo-to-mo for up to 6 months)

Transition Services Package includes:

Asset Management:

•        Lease Interpretation/Research

•        Enforcement of Landlord Developer Obligations

•        Notice of Tenant Obligations (SHO-owned or leased units only)

•        Curing Defaults (Outlets only)

•        Resolving Signee Issues

•        Evaluating Landlord Requests for Changes for Approval

•        Negotiating Lease Renewals

•        Site Plan Reviews for Store Impact (Outlets only)

Lease Administration:

•        Document Abstracting

•        System Maintenance for New Documents

•        Payment of Monthly Rent and Charges (HTS transition stores and Outlets only)

•        Track Renewals (Hardware and Outlets only)

•        Estoppels

Finance:

•        Prepare CAM Reconciliations (Outlets only)

•        Prepare SOAR Billings (Outlets only)

For Transition Services Package: $125 per unit per month.

(SHO may remove units from the Transition Services Package, as it migrates those units to its own Real Estate Administration program. Removals will be effective the first day of the following month. SHO will give 14 days advance notice of removals.)

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Corporate Services

Reprographics

•        Printing and related services available include:

•        Business Card Printing

•        Oversize Posters and Floor Plans

•        CD-ROM Duplication and CD Label Printing

•        High Resolution Oversize Color Printing

•        High Speed Copy Duplication – Black/White – Color

•        Bindery

•        GBC

•        Perfect Binding

•        Various Fulfillment Services

•        Collating

•        Laminating

•        Folding

•        Kit Building

•        Packaging

Per Project

Mail Delivery And Ship Outs

•        Mail Distribution and Shipping and Receiving services are available based on contractual arrangements between service provider and Tenant.

•        The service provider contracted by Landlord will deliver materials received to the addressee.

In Rent Rate

	Identification Badges • Office of the Building issues identification badges to Tenant.	In Rent Rate

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
	Locks and Keys • Door Keys • Locksets and two keys will be provided at time of move-in. • Office Furniture Keys • One key will be provided for each office	In Rent Rate

Headquarters Space and Furniture

•        Housekeeping

•        Cleaning of Office Space

•        General office cleaning after hours, Monday through Friday.

•        Routine weekly tasks include:

•        General office space is cleaned nightly.

•        Vacuuming occurs once each week.

•        Dusting occurs once each week.

•        Trash is disposed of once each week.

•        Recyclables are disposed of once each week.

•        Food Refuse

•        Food waste is disposed of nightly.

•        Three receptacles are provided for:

•        Aluminum Cans/Glass and Plastic Bottles

•        Food Waste/Trash – Includes Plasticware and Styrofoam

•        Paper Only

•        Trash Recycling

•        Two trash receptacles are located under each desk:

•        The blue receptacle is for paper only and emptied on Monday and Thursday.

•        The gray receptacle is for trash only and emptied Tuesday and Friday.

•        Restrooms

•        Restrooms are monitored and refreshed once during the day, Monday through Friday.

$19.75 per sq. ft. per year

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        This includes paper products and soap replenishment as well as any light, general cleanup as necessary.

•        Restrooms are cleaned, refreshed and sanitized each night as well.

•        HVAC/Lighting Requests – After Hours

•        Heating/Ventilation/Air Conditioning and Lighting requests can be requested by calling Office of the Building.

•        HVAC requests must be made 24 hours in advance by an authorized tenant representative.

•        A one-hour minimum fee will be charged back to Tenant.

	Office Changes and Moves	Billed at Cost

	Visitor Management (Visitor Reception Desk Services)	In Rent Rate

	Conference Facilities • Tenant may schedule conference rooms, as available, through the Conference and Training Center (CTC).	In Rent Rate

	Catering Catering service is available based on contractual arrangements between service provider and Tenant.	Bill with Markup

SOAR Rent	Charge for Embedded Units (Hardware and Outlets only)	Separate Lease Agreements

Licensed Businesses

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
Licensed Business Hometown Stores

Budget Truck & Car Rental

1 Contractual Obligations: Agreement permits Budget Truck and Budget Cars to establish independent License Agreements with Sears authorized dealer stores (Hometown Stores) for the purpose of renting cars and trucks. Budget shall enter agreements directly with the Sears Dealer Stores (Participation Agreements). Transactions processed through Sears POS. Moving supplies are non-commissionable. Sears will remit 100% of all cash, check, and Sears card transactions back to Budget. Either party may terminate a location with 30 days notice.

2 Marketing Support: Budget responsible for all marketing initiatives. Avis Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to Sears approval.

3 Operational Support: Sears DM’s shall work with Budget Dealer performance Managers as needed for any auditing processes and issues that arise. Sears remains final authority on floor presentation in each dealer store. Changes to layout or signage must be approved by Sears. Sears will provide an account for the Dealer to process the moving supplies funds (flow-thru account used for the sale of Budget supplies which are 100% reversed back to the dealer during settlement). Sears will allocate the 4’x4’ floor space, and must approve all signage.

Licensed Business Fees:

Budget to pay Dealer 12% of gross sales. Additionally, SHO receives 5% of commissionable gross revenues minus Sears portion of BART charges once a month via check except for 1% to be retained by SHMC as administrative fee. Sears portion of BART charges shall be 30%, with the dealer paying the remaining 70%. Sears portion of BART charges not to exceed $28.50 per month.

Travel Concepts

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears POS and standard settlement processes (exception of special travel tax that is accessed in Puerto Rico which is processed on a weekly basis).

Licensed Business Fees: SHO to receive all licensed business income except for 1% to be retained by SHMC as administrative fee.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

2 Marketing Support: Travel Concepts is responsible for marketing initiatives which are subject to Sears Licensed Business Marketing Director’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Miracle Ear

1 Contractual Obligations:  General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears POS and standard settlement processes.

2 Marketing Support: Miracle Ear is responsible for marketing initiatives which are subject to Sears Licensed Business Marketing Director’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business income except for 1% to be retained by SHMC as administrative fee.

Licensed Business Outlets

Budget Truck & Car Rental

1 Contractual Obligations: Third & Fourth Amendments to Affiliation Agreement between Sears and Avis Budget Group permits the leasing of both cars and trucks

2 Marketing Support: Budget responsible for all marketing initiatives. Avis Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to Sears approval.

Licensed Business Fees: Sears Fees for Outlet Stores shall be 6% of net sales.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

3 Operational Support:

Universal Vending

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears non-POS settlement processes.

2 Marketing Support: NA

3 Operational Support: Location of Vending Machines are coordinated and supported by Licensed Business Operations Team in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business income except for 1% to be retained by SHMC as administrative fee.

Licensed Business Hardware Stores

CPI (Portrait Studios)

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears Off-Premise Reporting process and settlement processes.

2 Marketing Support: CPI is responsible for its marketing initiatives and subject to Sears Licensed Business Marketing Director’s approval

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business income except for 1% to be retained by SHMC as administrative fee.

Licensed Businesses in New Company (SHO)

New Business Opportunities

•        All new businesses opportunities will be brought to Mike Gray for review.

•        The Licensed Business Team will explore, create and develop business opportunities that fit & complement the new company customer.

Licensed Business Fees: Any cost incurred in the business development activities will be included in the revenue share of the business.

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees
SEARS DE PUERTO RICO

•        Marketing / Promotional Planning -

•        SHO will be included along with PR FLS in all activities associated with the marketing, advertising signing and vendor relations associated with the Marketing/Promotional process. This includes, but is not limited to all print, electronic, digital and outdoor advertising and public relations.

•        SHO will participate, along with PR FLS in all monthly sales planning meetings (MSP meetings).

1% of SHO sales revenue in Puerto Rico

•        Finance

•        SHMC will handle governments tax related issues involving SHO such as:

•        new SHO stores sales tax registration

•        annual gross receipt tax returns

•        annual personal property tax returns

•        Treasury Dept. information requests.

As requested Billed at Cost

	• Miscellaneous • SHMC will handle Department of Consumer Affairs notifications and stores fines in coordination with SHO.	No Charge

•        Merchandising/Assorting /Inventory–

•        Select all merchandise for SHO locations in Puerto Rico

•        Maintain pre-determined inventory levels of merchandise appropriate to maximize promotions and drive sales increases

•        Support inventory requirements for each new store in Puerto Rico

•        Provide regular updates with inventory status, significant changes, forecasts

•        Review SHMC and SDPR promotional inventory to ensure that SHO is included in all events

•        Maintain all merchandising systems with current status identification

•        Include SHO in all seasonal / promotional buys both from SHMC mainland and SPDR specific purchases

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•        Maintain all prices for SHO locations in Puerto Rico

•        Maintain all POG’s for SHO locations in Puerto Rico

•        Partner with and provide SHO the opportunity/ability to add special one time buys for SHO locations

•        Participate in monthly updates with SHO to review current merchandising performance and upcoming events

•        All subsidy collected by SDPR will be allocated based on SHO balance of sales, not inclusive of Outlet merchandise sales, to SHO

•        SDPR will include SHO in key meetings and vendor discussions

•        SDPR and SHO will notify each other of strategic changes with vendors or direction in promotional activity in order to avoid potential issues before they are created

•        SHO and SDPR will share with each other any business information that could be used to leverage additional sales/margins with the Sears stores in Puerto Rico

•        SDPR will support SHO with any key strategic initiatives by providing any available data, research or insights that could assist in executing such key strategies

•        SHO will share key strategic initiatives with SDPR leadership on a regular basis

Appendix 1.01

Schedule of Services and Fees

Service or Business Area	Services	Fees

•         Logistics

•        Provide all logistics support for shipments of merchandise to and from SHO locations in Puerto Rico

•        Pricing / rates for Logistics services will be consistent with SHC rates for non SHO location in Puerto Rico

•        Any rate changes will be reviewed with SHO 60 days prior to implementation, and be consistent with SHC rate changes

•        Provide all logistics support for the delivery of merchandise to Customers sold via Home Delivery

•        Any rate changes will be reviewed with SHO 60 days prior to implementation, and be consistent with SHMC rate changes

•        Provide all logistics support necessary to complete store or customer generated ROR’s

•        ROR process in Puerto Rico, including transfer rates, will be consistent with SHMC mainland processes and rates

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	3439	45078	87.33
Hometown	3409	45078	87.33
Hometown	5501	45078	87.33
Hometown	7392	45094	80.45
Hometown	5467	45094	80.45
Hometown	3161	45094	80.45
Hometown	7163	45094	80.45
Hometown	7203	45094	80.45
Hometown	9632	32980	86.92
Hometown	3099	32980	86.92
Hometown	3492	32980	86.92
Hometown	5824	32980	86.92
Hometown	3838	45573	86.83
Hometown	3856	45573	86.83
Hometown	7816	45573	86.83
Hometown	7377	45573	86.83
Hometown	6420	45117	85.81
Hometown	3281	45117	85.81
Hometown	3091	45117	85.81
Hometown	1832	45117	85.81
Hometown	3930	45117	85.81
Hometown	5584	45117	85.81
Hometown	5710	45117	85.81
Hometown	5811	45117	85.81
Hometown	3204	45117	85.81
Hometown	7821	45117	85.81
Hometown	5777	45119	105.90
Hometown	2726	45119	105.90
Hometown	5407	45119	105.90
Hometown	5918	45119	105.90
Hometown	5272	45119	105.90
Hometown	5469	45119	105.90
Hometown	3430	45119	105.90
Hometown	5520	45120	93.58
Hometown	5559	45120	93.58
Hometown	3849	45120	93.58
Hometown	5524	45568	107.99
Hometown	5232	45568	107.99
Hometown	3294	45568	107.99
Hometown	6087	45568	107.99
Hometown	3610	45569	91.35
Hometown	2780	45569	91.35

Appendix 1.01 – HS Exhibit 1 - 1

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	5929	45569	91.35
Hometown	3081	45569	91.35
Hometown	7211	45569	91.35
Hometown	5220	45569	91.35
Hometown	3482	45569	91.35
Hometown	6558	45570	91.12
Hometown	6213	45570	91.12
Hometown	8146	45570	91.12
Hometown	3887	45130	99.24
Hometown	7301	45130	99.24
Hometown	7515	45130	99.24
Hometown	5945	45130	99.24
Hometown	6720	45130	99.24
Hometown	3944	45130	99.24
Hometown	5588	45133	96.29
Hometown	3576	45133	96.29
Hometown	6288	45133	96.29
Hometown	6741	45133	96.29
Hometown	5534	45133	96.29
Hometown	5891	45136	117.48
Hometown	5510	45136	117.48
Hometown	5495	45136	117.48
Hometown	3647	45136	117.48
Hometown	6240	45136	117.48
Hometown	3936	45136	117.48
Hometown	3525	45148	113.55
Hometown	5735	45148	113.55
Hometown	3445	45148	113.55
Hometown	5505	45566	77.99
Hometown	5620	45566	77.99
Hometown	3870	45566	77.99
Hometown	2753	45566	77.99
Hometown	3739	45566	77.99
Hometown	5826	45566	77.99
Hometown	3974	45566	77.99
Hometown	5835	45166	90.62
Hometown	3123	45166	90.62
Hometown	5815	45166	90.62
Hometown	3463	45166	90.62
Hometown	6979	45166	90.62
Hometown	5759	45166	90.62
Hometown	3690	45166	90.62

Appendix 1.01 – HS Exhibit 1 - 2

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	7476	45583	117.44
Hometown	1846	45583	117.44
Hometown	7267	45583	117.44
Hometown	3898	45583	117.44
Hometown	5760	45583	117.44
Hometown	3545	45583	117.44
Hometown	7468	45591	107.96
Hometown	3875	45591	107.96
Hometown	8108	45591	107.96
Hometown	5193	45062	75.20
Hometown	1444	45062	75.20
Hometown	7703	45062	75.20
Hometown	5462	45064	76.23
Hometown	3694	45064	76.23
Hometown	5960	45064	76.23
Hometown	6637	45064	76.23
Hometown	3514	45064	76.23
Hometown	7262	45065	64.57
Hometown	3384	45065	64.57
Hometown	5194	45065	64.57
Hometown	6966	45065	64.57
Hometown	3609	45065	64.57
Hometown	7694	45070	82.49
Hometown	2713	45070	82.49
Hometown	5876	45070	82.49
Hometown	3246	45070	82.49
Hometown	3426	45070	82.49
Hometown	1926	45070	82.49
Hometown	3965	45070	82.49
Hometown	2634	45070	82.49
Hometown	7506	45070	82.49
Hometown	5180	45076	67.50
Hometown	1849	45076	67.50
Hometown	3469	45076	67.50
Hometown	3449	45076	67.50
Hometown	3448	45077	91.28
Hometown	7658	45079	75.09
Hometown	5822	45079	75.09
Hometown	2579	45079	75.09
Hometown	3611	45081	97.55
Hometown	3883	45081	97.55
Hometown	5216	45081	97.55

Appendix 1.01 – HS Exhibit 1 - 3

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	3791	45081	97.55
Hometown	2172	45081	97.55
Hometown	6726	45081	97.55
Hometown	4951	45081	97.55
Hometown	3983	45081	97.55
Hometown	7638	45083	72.93
Hometown	3101	45083	72.93
Hometown	8030	45083	72.93
Hometown	6475	45083	72.93
Hometown	6611	45088	76.69
Hometown	1870	45088	76.69
Hometown	7370	45088	76.69
Hometown	3102	45088	76.69
Hometown	3341	45088	76.69
Hometown	6573	45088	76.69
Hometown	9890	45088	76.69
Hometown	7290	45088	76.69
Hometown	3250	45095	76.32
Hometown	1933	45095	76.32
Hometown	9607	45095	76.32
Hometown	7357	45095	76.32
Hometown	7406	45095	76.32
Hometown	5400	45095	76.32
Hometown	3181	45095	76.32
Hometown	7952	45095	76.32
Hometown	5231	45095	76.32
Hometown	9291	45572	78.88
Hometown	9292	45572	78.88
Hometown	6856	45572	78.88
Hometown	5494	45572	78.88
Hometown	5977	45105	83.08
Hometown	1848	45105	83.08
Hometown	3649	45106	75.58
Hometown	1801	45109	77.56
Hometown	6908	45109	77.56
Hometown	2572	45109	77.56
Hometown	7284	45109	77.56
Hometown	9270	45109	77.56
Hometown	1741	45109	77.56
Hometown	1806	45109	77.56
Hometown	1803	45109	77.56
Hometown	5825	45109	77.56

Appendix 1.01 – HS Exhibit 1 - 4

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	6583	45109	77.56
Hometown	2930	45109	77.56
Hometown	3591	45565	75.96
Hometown	2701	45565	75.96
Hometown	5542	45565	75.96
Hometown	5482	45565	75.96
Hometown	6614	45116	95.41
Hometown	3112	45116	95.41
Hometown	3612	45116	95.41
Hometown	7630	45116	95.41
Hometown	1852	45116	95.41
Hometown	7433	45116	95.41
Hometown	3472	45116	95.41
Hometown	5724	45116	95.41
Hometown	6586	45116	95.41
Hometown	3830	45116	95.41
Hometown	5738	45116	95.41
Hometown	7742	45116	95.41
Hometown	1842	45116	95.41
Hometown	3242	45116	95.41
Hometown	3921	45116	95.41
Hometown	3652	45116	95.41
Hometown	5464	45127	116.60
Hometown	7954	45127	116.60
Hometown	5751	45127	116.60
Hometown	6325	45127	116.60
Hometown	7291	45127	116.60
Hometown	9209	45598	103.67
Hometown	2024	45598	103.67
Hometown	3526	45598	103.67
Hometown	1939	45598	103.67
Hometown	3259	45598	103.67
Hometown	3565	45598	103.67
Hometown	3674	45598	103.67
Hometown	7271	45598	103.67
Hometown	5748	45129	86.50
Hometown	5790	45129	86.50
Hometown	3969	45129	86.50
Hometown	3055	45129	86.50
Hometown	8164	45129	86.50
Hometown	7815	45134	81.81
Hometown	7737	45134	81.81

Appendix 1.01 – HS Exhibit 1 - 5

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	8092	45134	81.81
Hometown	5915	45134	81.81
Hometown	5916	45134	81.81
Hometown	9628	45134	81.81
Hometown	5919	45134	81.81
Hometown	5875	45135	87.38
Hometown	7483	45135	87.38
Hometown	7807	45135	87.38
Hometown	3036	45135	87.38
Hometown	3636	45135	87.38
Hometown	5695	45560	111.62
Hometown	5165	45560	111.62
Hometown	6622	45560	111.62
Hometown	6643	45154	95.42
Hometown	3473	45154	95.42
Hometown	3913	45154	95.42
Hometown	3603	45154	95.42
Hometown	3134	45154	95.42
Hometown	3148	45154	95.42
Hometown	5504	45156	69.07
Hometown	7893	45156	69.07
Hometown	5412	45156	69.07
Hometown	5152	45156	69.07
Hometown	3871	45156	69.07
Hometown	7102	45164	76.56
Hometown	3434	45164	76.56
Hometown	7693	45164	76.56
Hometown	3712	45164	76.56
Hometown	6846	45165	74.72
Hometown	5507	45165	74.72
Hometown	5756	45165	74.72
Hometown	9272	45165	74.72
Hometown	1845	45169	91.95
Hometown	6135	45170	87.48
Hometown	7378	45170	87.48
Hometown	6581	45170	87.48
Hometown	7720	45170	87.48
Hometown	3150	45170	87.48
Hometown	9843	45599	84.77
Hometown	5711	45599	84.77
Hometown	3374	45599	84.77
Hometown	7813	45176	81.27

Appendix 1.01 – HS Exhibit 1 - 6

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	6557	45137	99.46
Hometown	3587	45137	99.46
Hometown	3217	45137	99.46
Hometown	6740	45137	99.46
Hometown	7726	45137	99.46
Hometown	3906	45137	99.46
Hometown	3007	45137	99.46
Hometown	7202	45137	99.46
Hometown	3574	45060	82.99
Hometown	7545	45060	82.99
Hometown	3003	45060	82.99
Hometown	3673	45060	82.99
Hometown	3273	45060	82.99
Hometown	5461	45060	82.99
Hometown	3285	45060	82.99
Hometown	3064	45060	82.99
Hometown	3503	45061	98.75
Hometown	5455	45061	98.75
Hometown	2702	45061	98.75
Hometown	4864	45061	98.75
Hometown	6686	45061	98.75
Hometown	5522	45061	98.75
Hometown	7573	45061	98.75
Hometown	5847	45067	63.48
Hometown	5734	45067	63.48
Hometown	5192	45067	63.48
Hometown	5955	45067	63.48
Hometown	9698	45067	63.48
Hometown	5533	45067	63.48
Hometown	3640	45578	107.81
Hometown	3121	45578	107.81
Hometown	5828	45578	107.81
Hometown	9970	45068	95.54
Hometown	5853	45068	95.54
Hometown	5993	45068	95.54
Hometown	5858	45068	95.54
Hometown	7550	45073	70.45
Hometown	5820	45073	70.45
Hometown	2426	45073	70.45
Hometown	3166	45577	87.36
Hometown	1825	45577	87.36
Hometown	3226	45577	87.36

Appendix 1.01 – HS Exhibit 1 - 7

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	6224	45577	87.36
Hometown	5867	45577	87.36
Hometown	2004	45577	87.36
Hometown	5852	45577	87.36
Hometown	5690	45577	87.36
Hometown	5836	45577	87.36
Hometown	5696	45577	87.36
Hometown	3236	45577	87.36
Hometown	5704	45074	91.25
Hometown	5498	45581	78.22
Hometown	3450	45581	78.22
Hometown	1861	45581	78.22
Hometown	1860	45581	78.22
Hometown	5754	45581	78.22
Hometown	2159	45574	84.27
Hometown	5515	45574	84.27
Hometown	5888	45574	84.27
Hometown	5937	45574	84.27
Hometown	3549	45574	84.27
Hometown	8034	45574	84.27
Hometown	6574	45084	68.21
Hometown	7671	45084	68.21
Hometown	3432	45084	68.21
Hometown	5895	45084	68.21
Hometown	3980	45084	68.21
Hometown	4789	45084	68.21
Hometown	5933	45559	70.86
Hometown	3303	45559	70.86
Hometown	5951	45559	70.86
Hometown	3261	45559	70.86
Hometown	5903	45559	70.86
Hometown	5212	45559	70.86
Hometown	3280	45559	70.86
Hometown	5536	45559	70.86
Hometown	9655	45089	60.03
Hometown	9666	45089	60.03
Hometown	9668	45089	60.03
Hometown	5855	45089	60.03
Hometown	1483	45089	60.03
Hometown	4661	45089	60.03
Hometown	7860	45091	69.31
Hometown	7674	45091	69.31

Appendix 1.01 – HS Exhibit 1 - 8

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	5276	45099	67.31
Hometown	5312	45099	67.31
Hometown	1867	45099	67.31
Hometown	7617	45099	67.31
Hometown	3590	45099	67.31
Hometown	7497	45099	67.31
Hometown	3826	45100	83.38
Hometown	1839	45100	83.38
Hometown	3349	45100	83.38
Hometown	6526	45100	83.38
Hometown	5803	45100	83.38
Hometown	1815	45101	65.45
Hometown	5202	45101	65.45
Hometown	9099	45101	65.45
Hometown	2559	45101	65.45
Hometown	7408	45101	65.45
Hometown	3519	45101	65.45
Hometown	9228	45103	56.77
Hometown	4718	45103	56.77
Hometown	9219	45103	56.77
Hometown	5956	45103	56.77
Hometown	9080	45104	70.40
Hometown	3037	45104	70.40
Hometown	1841	45104	70.40
Hometown	1829	45104	70.40
Hometown	7537	45104	70.40
Hometown	4778	45104	70.40
Hometown	3048	45107	56.51
Hometown	9206	45108	119.95
Hometown	5938	45111	90.39
Hometown	5191	45111	90.39
Hometown	9941	45111	90.39
Hometown	7514	45111	90.39
Hometown	5303	45111	90.39
Hometown	7782	45111	90.39
Hometown	5706	45111	90.39
Hometown	5521	45112	87.70
Hometown	5812	45112	87.70
Hometown	2761	45112	87.70
Hometown	5950	45112	87.70
Hometown	3192	45113	98.67
Hometown	7657	45113	98.67

Appendix 1.01 – HS Exhibit 1 - 9

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	5489	45113	98.67
Hometown	5742	45113	98.67
Hometown	4663	45113	98.67
Hometown	7502	45114	95.82
Hometown	8036	45114	95.82
Hometown	3738	45115	68.92
Hometown	5570	45115	68.92
Hometown	5859	45115	68.92
Hometown	3702	45115	68.92
Hometown	5869	45115	68.92
Hometown	3453	45115	68.92
Hometown	2941	45115	68.92
Hometown	5949	45115	68.92
Hometown	1821	45115	68.92
Hometown	5850	45115	68.92
Hometown	6150	45115	68.92
Hometown	3802	45115	68.92
Hometown	3532	45115	68.92
Hometown	6414	45115	68.92
Hometown	2192	45115	68.92
Hometown	3572	45115	68.92
Hometown	5952	45115	68.92
Hometown	1940	45115	68.92
Hometown	3440	45115	68.92
Hometown	5839	45115	68.92
Hometown	5582	45115	68.92
Hometown	3391	45115	68.92
Hometown	1862	45115	68.92
Hometown	9982	45115	68.92
Hometown	6437	45115	68.92
Hometown	1931	45115	68.92
Hometown	7559	45122	71.46
Hometown	3321	45122	71.46
Hometown	5893	45122	71.46
Hometown	5975	45122	71.46
Hometown	9242	45122	71.46
Hometown	6747	45122	71.46
Hometown	5827	45122	71.46
Hometown	9077	45122	71.46
Hometown	9227	45122	71.46
Hometown	2706	45122	71.46
Hometown	3977	45122	71.46

Appendix 1.01 – HS Exhibit 1 - 10

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	2708	45122	71.46
Hometown	5840	45122	71.46
Hometown	7569	45122	71.46
Hometown	9472	45122	71.46
Hometown	1816	45122	71.46
Hometown	9504	45122	71.46
Hometown	6665	45122	71.46
Hometown	3307	45122	71.46
Hometown	9073	45122	71.46
Hometown	8076	45122	71.46
Hometown	3135	45125	100.21
Hometown	5491	45125	100.21
Hometown	3704	45125	100.21
Hometown	6267	45125	100.21
Hometown	3125	45125	100.21
Hometown	3145	45125	100.21
Hometown	5973	45125	100.21
Hometown	7363	45125	100.21
Hometown	3918	45125	100.21
Hometown	7220	45126	88.70
Hometown	3346	45126	88.70
Hometown	7350	45126	88.70
Hometown	6684	45126	88.70
Hometown	7709	45126	88.70
Hometown	5726	45126	88.70
Hometown	5691	45132	90.25
Hometown	3787	45132	90.25
Hometown	7491	45132	90.25
Hometown	5917	45132	90.25
Hometown	5887	45132	90.25
Hometown	3736	45132	90.25
Hometown	3950	45132	90.25
Hometown	7210	45132	90.25
Hometown	3012	45132	90.25
Hometown	3915	45132	90.25
Hometown	1869	45132	90.25
Hometown	7614	45132	90.25
Hometown	3157	45132	90.25
Hometown	3186	45132	90.25
Hometown	6208	45132	90.25
Hometown	6504	45132	90.25
Hometown	6753	45132	90.25

Appendix 1.01 – HS Exhibit 1 - 11

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	9286	45138	57.22
Hometown	7728	45138	57.22
Hometown	5658	45138	57.22
Hometown	6911	45138	57.22
Hometown	5663	45138	57.22
Hometown	5947	45138	57.22
Hometown	5656	45138	57.22
Hometown	5657	45138	57.22
Hometown	5359	45139	73.64
Hometown	5626	45139	73.64
Hometown	5681	45139	73.64
Hometown	3039	45139	73.64
Hometown	3908	45139	73.64
Hometown	6402	45139	73.64
Hometown	6410	45139	73.64
Hometown	3999	45139	73.64
Hometown	5707	45139	73.64
Hometown	5343	45140	50.00
Hometown	9295	45140	50.00
Hometown	5557	45142	70.31
Hometown	7609	45142	70.31
Hometown	5530	45142	70.31
Hometown	5535	45142	70.31
Hometown	5674	45142	70.31
Hometown	3437	45142	70.31
Hometown	3038	45142	70.31
Hometown	5576	45142	70.31
Hometown	5565	45142	70.31
Hometown	5615	45142	70.31
Hometown	3079	45142	70.31
Hometown	5727	45142	70.31
Hometown	5453	45143	93.37
Hometown	3859	45143	93.37
Hometown	2169	45143	93.37
Hometown	3046	45143	93.37
Hometown	5250	45145	59.89
Hometown	5686	45145	59.89
Hometown	7789	45145	59.89
Hometown	5636	45145	59.89
Hometown	5743	45145	59.89
Hometown	5609	45145	59.89
Hometown	5642	45145	59.89

Appendix 1.01 – HS Exhibit 1 - 12

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	5606	45145	59.89
Hometown	5682	45145	59.89
Hometown	5889	45146	59.10
Hometown	5633	45146	59.10
Hometown	3178	45146	59.10
Hometown	5612	45146	59.10
Hometown	5635	45146	59.10
Hometown	5643	45146	59.10
Hometown	5637	45146	59.10
Hometown	5645	45146	59.10
Hometown	5654	45146	59.10
Hometown	5650	45146	59.10
Hometown	5628	45146	59.10
Hometown	5648	45146	59.10
Hometown	7557	45149	73.04
Hometown	2235	45149	73.04
Hometown	7565	45149	73.04
Hometown	2785	45149	73.04
Hometown	4746	45149	73.04
Hometown	5221	45149	73.04
Hometown	3520	45151	67.68
Hometown	5052	45151	67.68
Hometown	6561	45151	67.68
Hometown	7482	45151	67.68
Hometown	3020	45151	67.68
Hometown	3113	45153	72.75
Hometown	5832	45153	72.75
Hometown	5755	45153	72.75
Hometown	5490	45153	72.75
Hometown	7853	45153	72.75
Hometown	5807	45153	72.75
Hometown	6795	45153	72.75
Hometown	2751	45153	72.75
Hometown	9361	45153	72.75
Hometown	2739	45158	74.46
Hometown	1858	45158	74.46
Hometown	9201	45158	74.46
Hometown	7567	45158	74.46
Hometown	8105	45158	74.46
Hometown	7686	45158	74.46
Hometown	6017	45158	74.46
Hometown	6206	45158	74.46

Appendix 1.01 – HS Exhibit 1 - 13

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	1811	45158	74.46
Hometown	1936	45158	74.46
Hometown	1856	45158	74.46
Hometown	3497	45158	74.46
Hometown	3388	45158	74.46
Hometown	1928	45158	74.46
Hometown	1937	45158	74.46
Hometown	5927	45158	74.46
Hometown	3697	45158	74.46
Hometown	1819	45158	74.46
Hometown	3528	45158	74.46
Hometown	6400	45158	74.46
Hometown	7489	45160	77.38
Hometown	3961	45160	77.38
Hometown	4798	45160	77.38
Hometown	3816	45160	77.38
Hometown	5818	45160	77.38
Hometown	3458	45160	77.38
Hometown	3756	45160	77.38
Hometown	4693	45160	77.38
Hometown	9774	45160	77.38
Hometown	7222	45160	77.38
Hometown	7667	45161	82.80
Hometown	5795	45161	82.80
Hometown	2709	45162	69.50
Hometown	3468	45162	69.50
Hometown	5809	45162	69.50
Hometown	7787	45162	69.50
Hometown	7391	45162	69.50
Hometown	7379	45162	69.50
Hometown	1808	45162	69.50
Hometown	1859	45162	69.50
Hometown	7403	45162	69.50
Hometown	5794	45162	69.50
Hometown	1857	45162	69.50
Hometown	5414	45162	69.50
Hometown	5868	45162	69.50
Hometown	8033	45162	69.50
Hometown	1965	45162	69.50
Hometown	1938	45162	69.50
Hometown	3607	45162	69.50
Hometown	1932	45162	69.50

Appendix 1.01 – HS Exhibit 1 - 14

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	7178	45162	69.50
Hometown	1809	45162	69.50
Hometown	2187	45579	88.16
Hometown	5854	45579	88.16
Hometown	7697	45579	88.16
Hometown	6722	45579	88.16
Hometown	5946	45579	88.16
Hometown	5175	45579	88.16
Hometown	3686	45579	88.16
Hometown	3948	45579	88.16
Hometown	7907	45579	88.16
Hometown	7114	45579	88.16
Hometown	5885	45579	88.16
Hometown	5897	45579	88.16
Hometown	3215	45580	85.65
Hometown	3305	45580	85.65
Hometown	5587	45580	85.65
Hometown	6502	45580	85.65
Hometown	5673	45580	85.65
Hometown	5821	45580	85.65
Hometown	4780	45580	85.65
Hometown	4855	45580	85.65
Hometown	7180	45576	63.24
Hometown	5547	45576	63.24
Hometown	3073	45576	63.24
Hometown	7190	45576	63.24
Hometown	7172	45576	63.24
Hometown	3743	45163	60.30
Hometown	2552	45163	60.30
Hometown	3006	45163	60.30
Hometown	4763	45163	60.30
Hometown	2194	45163	60.30
Hometown	3323	45163	60.30
Hometown	2202	45163	60.30
Hometown	7692	45163	60.30
Hometown	2733	45593	94.79
Hometown	1817	45593	94.79
Hometown	3494	45593	94.79
Hometown	5882	45593	94.79
Hometown	1836	45593	94.79
Hometown	1923	45593	94.79
Hometown	5872	45593	94.79

Appendix 1.01 – HS Exhibit 1 - 15

Appendix 1.01

Home Services

Market Delivery Rate Table

Hometown Stores Exhibit 1

Type of Store	Store Number	MDO Number	Rate
Hometown	9916	45168	73.97
Hometown	3745	45168	73.97
Hometown	6474	45171	72.10
Hometown	2566	45171	72.10
Hometown	2925	45171	72.10
Hometown	1855	45171	72.10
Hometown	5321	45171	72.10
Hometown	7825	45172	86.48
Hometown	5162	45172	86.48
Hometown	1912	45172	86.48
Hometown	7070	45172	86.48
Hometown	8155	45172	86.48
Hometown	7285	45172	86.48
Hometown	7734	45177	69.19
Hometown	1903	45177	69.19
Hometown	5496	45177	69.19
Hometown	5512	45177	69.19

Appendix 1.01 – HS Exhibit 1 - 16

Appendix 1.01

Home Services

Market Delivery Rate Table

Outlet Stores Exhibit 2

Type of Store	Store Number	MDO Number	Rate
Outlet	5264	45573	86.83
Outlet	7661	45120	93.58
Outlet	7633	45062	75.20
Outlet	7424	45065	64.57
Outlet	4324	45065	64.57
Outlet	7564	45070	82.49
Outlet	9974	45070	82.49
Outlet	9888	45076	67.50
Outlet	5397	45076	67.50
Outlet	4620	45081	97.55
Outlet	7592	45081	97.55
Outlet	5060	45081	97.55
Outlet	7601	45083	72.93
Outlet	7611	45083	72.93
Outlet	9603	45083	72.93
Outlet	7562	45572	78.88
Outlet	4583	45572	78.88
Outlet	7237	45105	83.08
Outlet	9849	45106	75.58
Outlet	4619	45109	77.56
Outlet	4696	45109	77.56
Outlet	8279	45116	95.41
Outlet	7533	45129	86.50
Outlet	7588	45134	81.81
Outlet	8487	45134	81.81
Outlet	7820	45135	87.38
Outlet	4994	45164	76.56
Outlet	7593	45165	74.72
Outlet	9983	45165	74.72
Outlet	7507	45599	84.77
Outlet	4823	45067	63.48
Outlet	8286	45067	63.48
Outlet	9892	45068	95.54
Outlet	4599	45073	70.45
Outlet	9876	45577	87.36
Outlet	4606	45581	78.22
Outlet	1916	45581	78.22
Outlet	9670	45581	78.22
Outlet	4790	45581	78.22
Outlet	9756	45581	78.22
Outlet	7538	45574	84.27
Outlet	4119	45574	84.27

Appendix 1.01 – HS Exhibit 2 - 1

Appendix 1.01

Home Services

Market Delivery Rate Table

Outlet Stores Exhibit 2

Type of Store	Store Number	MDO Number	Rate
Outlet	9788	45574	84.27
Outlet	9850	45084	68.21
Outlet	5230	45084	68.21
Outlet	7911	45084	68.21
Outlet	9986	45084	68.21
Outlet	7561	45084	68.21
Outlet	9696	45089	60.03
Outlet	5361	45089	60.03
Outlet	4585	45090	63.41
Outlet	7577	45091	69.31
Outlet	7159	45091	69.31
Outlet	9251	45091	69.31
Outlet	7590	45091	69.31
Outlet	8496	45091	69.31
Outlet	5207	45091	69.31
Outlet	5640	45091	69.31
Outlet	9785	45091	69.31
Outlet	7704	45091	69.31
Outlet	7540	45091	69.31
Outlet	9981	45091	69.31
Outlet	9870	45091	69.31
Outlet	8246	45099	67.31
Outlet	9764	45099	67.31
Outlet	7541	45099	67.31
Outlet	7529	45101	65.45
Outlet	4099	45103	56.77
Outlet	5298	45103	56.77
Outlet	4958	45103	56.77
Outlet	5282	45103	56.77
Outlet	7349	45104	70.40
Outlet	7089	45104	70.40
Outlet	4598	45104	70.40
Outlet	7359	45107	56.51
Outlet	4328	45107	56.51
Outlet	4001	45111	90.39
Outlet	9112	45111	90.39
Outlet	4611	45115	68.92
Outlet	7652	45115	68.92
Outlet	7612	45122	71.46
Outlet	7556	45122	71.46
Outlet	8470	45122	71.46
Outlet	7438	45140	50.00

Appendix 1.01 – HS Exhibit 2 - 2

Appendix 1.01

Home Services

Market Delivery Rate Table

Outlet Stores Exhibit 2

Type of Store	Store Number	MDO Number	Rate
Outlet	4049	45140	50.00
Outlet	7659	45140	50.00
Outlet	4618	45142	70.31
Outlet	9229	45142	70.31
Outlet	9486	45143	93.37
Outlet	8346	45145	59.89
Outlet	9497	45146	59.10
Outlet	4697	45146	59.10
Outlet	7238	45146	59.10
Outlet	9688	45146	59.10
Outlet	7586	45149	73.04
Outlet	8495	45149	73.04
Outlet	7546	45149	73.04
Outlet	7450	45151	67.68
Outlet	7440	45151	67.68
Outlet	4333	45153	72.75
Outlet	9671	45153	72.75
Outlet	4689	45153	72.75
Outlet	9796	45158	74.46
Outlet	7631	45158	74.46
Outlet	4617	45158	74.46
Outlet	7920	45158	74.46
Outlet	4486	45158	74.46
Outlet	4650	45158	74.46
Outlet	9897	45160	77.38
Outlet	9411	45162	69.50
Outlet	8234	45162	69.50
Outlet	7818	45162	69.50
Outlet	9284	45579	88.16
Outlet	8412	45580	85.65
Outlet	7457	45580	85.65
Outlet	5342	45576	63.24
Outlet	4044	45576	63.24
Outlet	9114	45576	63.24
Outlet	4621	45576	63.24
Outlet	4601	45576	63.24
Outlet	9944	45163	60.30
Outlet	8482	45163	60.30
Outlet	9282	45163	60.30
Outlet	8461	45167	153.00
Outlet	5365	45168	73.97
Outlet	4345	45168	73.97

Appendix 1.01 – HS Exhibit 2 - 3

Appendix 1.01

Home Services

Market Delivery Rate Table

Outlet Stores Exhibit 2

Type of Store	Store Number	MDO Number	Rate
Outlet	4185	45171	72.10
Outlet	4335	45171	72.10
Outlet	6052	45171	72.10

Appendix 1.01 – HS Exhibit 2 - 4

Appendix 1.10

Schedule of Services and Fees

APPENDIX 1.10

Party Contact Persons

For SHMC:

For SHO:

Services Operating Committee - Initial Representatives

For SHMC:

For SHO:

A - 5